INVESTMENT MANAGEMENT

Morgan Stanley
FX Series Funds

Morgan Stanley FX Series Funds is a mutual fund comprised of two separate Portfolios, each with its own distinctive investment objective and policies. The Portfolios are:

The FX Alpha Strategy Portfolio
The FX Alpha Plus Strategy Portfolio

Prospectus

February 27, 2009

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Contents

The FX Alpha Strategy Portfolio	1

Investment Objective	1

Principal Investment Strategies	1

Principal Risks	3

Past Performance	5

Fees and Expenses	7

The FX Alpha Plus Strategy Portfolio	9

Investment Objective	9

Principal Investment Strategies	9

Principal Risks	11

Past Performance	13

Fees and Expenses	15

The FX Alpha Strategy Portfolio The FX Alpha Plus Strategy Portfolio	17

Additional Investment Strategy Information	17

Additional Risk Information	17

Portfolio Holdings	18

Fund Management	19

Shareholder Information	22

Pricing Portfolio Shares	22

How to Buy Shares	23

How to Exchange Shares	25

How to Sell Shares	26

Distributions	29

(Continued on Next Page)

Frequent Purchases and Redemptions of Portfolio Shares	30

Tax Consequences	31

Share Class Arrangements	32

Additional Information	40

Financial Highlights	41

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The FX Alpha Strategy Portfolio

Investment Objective

  The FX Alpha Strategy Portfolio seeks to provide total return.

Principal Investment Strategies

An investment objective of total return through a combination of income and capital appreciation.

  Morgan Stanley Investment Advisors Inc., the Portfolio’s “Investment Adviser,” and Morgan Stanley Investment Management Limited, the Portfolio’s “Sub-Adviser,” use a quantitative currency selection process. The process is driven by rigorous quantitative research that screens the Investment Adviser’s and Sub-Adviser’s universe of currencies. The Investment Adviser and Sub-Adviser seek total return through the construction of a portfolio that benefits from changes in the relative valuations of one currency to another currency (“currency pairs”). Through the use of its investment strategy, the Investment Adviser and the Sub-Adviser seek to generate total return regardless of the direction of currency exchange rate movements or other major market indices.

The investment process is based on proprietary quantitative models. The investment process comprises three main steps: (1) screening the currencies within the investment universe to determine if they are suitable for the Portfolio, (2) using proprietary risk control models to identify currencies with desirable volatility, correlation and interest rate differentials for inclusion in the Portfolio and (3) daily portfolio monitoring.

The Portfolio will attempt to target an estimated Value at Risk (“VaR”) of 2.50%. VaR is a measure used to estimate the maximum value of a portfolio that can be lost over a specified time period given a specific probability under normal conditions. Accordingly, the Investment Adviser and Sub-Adviser seek to manage the Portfolio so that, under normal market conditions with a confidence level of 95%, the Portfolio should not lose more than 2.50% of its net asset value in a given 12-month period. The VaR is recalculated daily by reference to the Portfolio’s then current net asset value. There is no guarantee that the Investment Adviser’s and Sub-Adviser’s use of such VaR measurements will be successful and result in lower targeted losses.

At least 80% of the Portfolio’s assets will be exposed to foreign currency through currency forwards and other currency transactions described below. A foreign currency refers to any currency other than the U.S. dollar.

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The Investment Adviser and the Sub-Adviser expect to diversify the Portfolio’s currency exposure among a variety of currencies, including currencies of developed and developing countries, including emerging market countries, and may take positions in currencies representing long or short exposures to the currencies with respect to the U.S. dollar. The Portfolio will realize capital appreciation to the extent that currency prices move in a direction favorable to the Portfolio and the fair market value of currency positions held by the Portfolio increase. Income will be generated from the Portfolio’s money market securities as described below. The Portfolio will not engage in short selling of securities. The two major categories of Portfolio investments include:

Currency Transactions.  The Portfolio will invest in currency spot, forward and non-deliverable forward transactions. A currency spot transaction is a cash-settled contract to buy or sell immediately a specified quantity of currency for physical settlement in no more than two days. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price. Currency forwards generally may be used to increase or reduce exposure to currency price movements. A non-deliverable currency forward transaction is a synthetic short-term forward contract on a thinly traded or non-convertible foreign currency, where the profit or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. Non-deliverable forwards (“NDFs”) allow investors to hedge or gain exposure to local currency movements of markets without actually dealing in the underlying markets. The demand for NDFs arises principally out of regulatory and liquidity issues in the underlying currency. NDFs, in particular, are used to gain exposure to foreign currencies which are not internationally traded and do not have a forward market for foreign investors. All currency transactions will be cash-settled in U.S. dollars. In certain less developed countries, NDFs may be relatively illiquid. The Portfolio will utilize NDFs only to the extent consistent with its overall restrictions on investments in illiquid securities in excess of 15% of the Portfolio’s net assets.

The currency market is worldwide, rapidly changing and the largest and most liquid market in the world. The currency market is an inter-bank or inter-dealer market based on the vast network of hundreds of major banks and dealers across the globe. Additionally, it is an over-the-counter (“OTC”) market, meaning that transactions are conducted between any counter parties that agree to trade via the telephone or an electronic network. The currency market is unique in that it has no fixed location or centralized exchange, as do many stock markets. Dealers often advertise, negotiate and transact based upon exchange rates obtained directly or via distribution networks. The currency market is a true 24-hour market, five days a week, with dealers in every major time zone.

Money Market Instruments.  The Portfolio may invest in money market instruments of U.S. and foreign financial and non-financial corporations, obligations of foreign governments and obligations of the U.S. Government and its agencies and instrumentalities, which will be used to seek to generate income and serve as collateral for the Portfolio’s investments in foreign currency forward contracts. The Portfolio’s money market investments may include commercial paper, corporate debt obligations, funding agreements, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or U.S. branches of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, variable rate master demand notes (including tax-exempt variable rate demand notes), other affiliated and non-affiliated money market funds, and repurchase agreements.

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The Portfolio may also invest in exchange-traded and OTC options, futures and other currency derivative instruments when the Investment Adviser and the Sub-Adviser believe that they afford a more cost efficient means of obtaining exposure to currencies than forward contracts.

* * *

In pursuing the Portfolio’s investment objective, the Investment Adviser and the Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Investment Adviser and the Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others.

Principal Risks

  General.  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price and return will fluctuate with changes in the market value of the Portfolio’s investment securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

The Portfolio may be appropriate for you if you are pursuing a currency component to your portfolio, are willing to accept price fluctuations in your investments, are willing to tolerate the risks associated with investments in foreign currencies and have a time horizon of 12 months or longer.

Currency Risk.  The currency markets are highly volatile. Prices in these markets are influenced by, among other things, changing supply and demand for a particular currency, which can be influenced by investment and trading activities of mutual funds, hedge funds and currency funds; trade; fiscal, money and domestic or foreign exchange control programs and policies; and changes in domestic and foreign interest rates. Currency prices may also be influenced by changes in balance of payment and trade, domestic and foreign rates of inflation, international trade restrictions and currency devaluations and revaluations. Extreme price movements in the value of currencies have also occurred as a result of general market forces, without any action having been taken by governments.

Governments from time to time intervene, directly and by regulation, in currency markets, with the specific intention of influencing currency exchange rates. The effect of government intervention is often heightened by a group of governments acting in concert and, in several instances, a group of governments acting through their central banks has caused the value of a particular currency to change substantially overnight. It is possible that government regulation could adversely affect the Portfolio’s ability to terminate existing agreements or to realize amounts to be received under those agreements.

The currency market is a 24-hour market and therefore currency prices may change significantly in a manner adverse to the Portfolio on days or at times when shareholders or the Portfolio cannot effect transactions.

The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent the Portfolio from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Portfolio to substantial losses. Transactions in OTC derivatives such as currency spot, forward and non-deliverable forward contracts may involve risk as there is no exchange on which to close out an open position, no standardization of contracts and each transaction is negotiated on an individual basis. There is no

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limitation on daily price movements or speculative positions. The principals who deal in these markets are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. It may be difficult or impossible to liquidate an existing position, to assess or value a position or to assess the exposure to risk.

Trading of OTC foreign exchange contracts and individuals or entities associated therewith are not registered with, or regulated by, any securities, commodities or other governmental authority. The benefits of such registration and regulation are not, and will not be, applicable or available to the Portfolio. Similarly, no governmental authority regulates the spot or forward currency markets. Consequently, there are no comparable regulatory requirements with respect to record keeping, financial responsibility or segregation of customer funds as exist with respect to exchange-traded contracts.

Value at Risk.  The use of VaR in managing the Portfolio, as described under “Principal Investment Strategies,” involves certain limitations and risks. For example, VaR uses historical data to estimate future events. In addition, the VaR calculation may not properly capture all possible market outcomes and the resulting effect on losses. VaR assumes a normal distribution which may not accurately reflect reality and may underestimate the probability of extreme events. Also, the use of a 95% confidence level does not account for losses that may occur beyond this level of confidence.

Counterparty Risk.  The Portfolio will be exposed to the credit of the counterparties to currency forwards and other derivative contracts and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Portfolio could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Leverage Risk.  Margin requirements for currency forward contracts are a small percentage of the value of the contracts. Therefore, adverse changes in currency prices can result in losses substantially greater than the amounts invested in the currency contracts themselves.

Credit and Interest Rate Risks.  There are risks of investing in debt obligation investments. All debt obligations, such as money market securities, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Non-Diversification.  The risks of investing in the Portfolio will be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. However, the Portfolio intends to pursue this strategy in a manner that will allow the Portfolio to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified.

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Other Risks.  The performance of the Portfolio also will depend on whether or not the Investment Adviser and the Sub-Adviser are successful in applying the Portfolio’s investment strategies. The Portfolio is also subject to other non-principal risks from its permissible investments, including the risks associated with its investments in options and futures, swaps and foreign securities. For more information about these risks, see the “Additional Risk Information” section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

Annual Total Return

This chart shows the performance of the Portfolio’s Class A shares over the past calendar year.

  The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Annual Total Return — Calendar Year

The bar chart reflects the performance of Class A shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.91% (quarter ended September 30, 2008) and the lowest return for a calendar quarter was −2.17% (quarter ended December 31, 2008).

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Average Annual Total Returns (as of December 31, 2008)

Average Annual
Total Returns

This table compares the Portfolio’s average annual total returns with those of an index that represents a broad measure of market performance over time. The Portfolio’s returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

		Past 1 Year	Life of Fund

Class A1 —	Return Before Taxes	−3.53%	1.75%

	Return After Taxes on Distributions[2]	−3.80%	−2.07%

	Return After Taxes on Distributions and Sale of Fund Shares	−2.29%	1.67%

Class C1 —	Return Before Taxes	−2.55%	−0.63%

Class I1* —	Return Before Taxes	−1.07%	0.10%

LIBOR[3]		2.35%	3.09%

Class R1,4	Return Before Taxes	—	—

Class W1,4	Return Before Taxes	—	—

*	Effective March 31, 2008, Class D shares were renamed Class I shares.

(1)	Classes A, C and I commenced operations on August 15, 2007. Classes R and W commenced operations on March 31, 2008.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(3)	LIBOR stands for London Interbank Offered Rate and is the interest rate, fixed daily, at which international banks charge each other to borrow funds in the London interbank market. LIBOR is frequently used as the base for resetting rates on floating-rate securities. The LIBOR overnight (O/N) rate is most widely used as a short term benchmark and represents the rate for balances held from one day until the next business day. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)	Class R and Class W had not completed a full calendar year of operations as of December 31, 2008 and therefore Class R and Class W did not have annualized return information to report. Return information for the Portfolio’s Class R and Class W shares will be shown in the Average Annual Total Returns Table in future prospectuses offering the Portfolio’s Class R and Class W shares after the Portfolio’s Class R and Class W shares have return information to report. Class R and Class W shares would have had similar annual returns to the returns for Class A, but returns for Class R and Class W would generally have been lower as expenses of Class R and Class W are higher.

Included in the table above are the after-tax returns for the Portfolio’s Classes A shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class A shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

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Fees and Expenses

  The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio offers five Classes of shares: Classes A, C, I (formerly Class D shares), R and W. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Portfolio does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the “Share Class Arrangements” section for further fee and expense information.

Shareholder Fees

Shareholder Fees

These fees are paid directly from your investment.

	Class A	Class C	Class I	Class R	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.25%[1]	None	None	None	None

Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	0.75%[3]	None	None	None

Annual Fund Operating Expenses

Annual Fund
Operating Expenses

These expenses are deducted from the Fund’s assets and are based on estimates for current fiscal year.

	Class A	Class C	Class I	Class R	Class W
Advisory fee[4]	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and service (12b-1) fees[5]	0.23%	0.75%	None	0.50%	0.35%

Other expenses	0.59%	0.59%	0.59%	0.53%[8]	0.53%[8]

Total annual Portfolio operating expenses[6,7]	1.37%	1.89%	1.14%	1.58%[8]	1.43%[8]

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, there is no performance fee adjustment, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

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	If You SOLD Your Shares:				If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$361	$649	$958	$1,834	$361	$649	$958	$1,834

Class C	$267	$594	$1,021	$2,212	$192	$594	$1,021	$2,212

Class I	$116	$362	$628	$1,386	$116	$362	$628	$1,386

Class R	$161	$499	$860	$1,878	$161	$499	$860	$1,878

Class W	$146	$452	$782	$1,713	$146	$452	$782	$1,713

(1)	Reduced for purchases of $50,000 and over.

(2)	Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.75% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)	Only applicable if you sell your shares within one year after purchase.

(4)	The advisory fee given above is the Portfolio’s annual base advisory fee. On a monthly basis, the base fee either will remain unadjusted or will be adjusted up or down depending upon the investment performance of the Portfolio’s shares during the most recent 12-month period. The base fee is adjusted (i) upward if the Portfolio’s return during the applicable 12-month period exceeds the U.S. Dollar London Interbank Offering Rate (“LIBOR”) plus 2.50% and (ii) downward if the Portfolio’s return during the applicable 12-month period is less than LIBOR minus 2.50%. The upward or downward adjustment, if any, is 20% of the amount by which the Portfolio outperforms or underperforms LIBOR plus or minus 2.50%, respectively. The maximum or minimum adjustment over any 12-month period will be 0.275%. As a result, the Portfolio could pay an annualized advisory fee that ranges from 0.275% to 0.825% of the Portfolio’s average daily net assets. The performance adjustment for each class of shares will be based on the performance of the Class I shares. During the first 12 months of the Portfolio’s operations, the advisory fee will be charged at the base fee of 0.55% of the Portfolio’s average daily net assets, with no performance adjustment made. The first calculation of the performance fee will be as of the end of the 13th month after the Portfolio’s inception and, for the first calculation and all subsequent calculations, will be based on the Portfolio’s performance during the 12-month period ending as of that date. There was no performance adjustment accrued in the Portfolio for the fiscal year ended October 31, 2008.

(5)	The Portfolio has adopted a Rule 12b-1 Distribution Plan and a Shareholder Services Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class C, Class R and Class W shares in an amount each month up to an annual rate of 0.25%, 0.75%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively.

(6)	The Investment Adviser has voluntarily agreed to waive total annual Portfolio operating expenses (excluding the performance adjustment, distribution and service (12b-1) fees and brokerage fees) so that total annual Portfolio operating expenses do not exceed 1.29% for Class A, 1.79% for Class C, 1.04% for Class I, 1.54% for Class R and 1.39% for Class W shares.

(7)	The total annual Portfolio operating expenses disclosed above do not include the voluntary waiver and rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the year ended October 31, 2008, which had a net effect on the Portfolio’s total annual operating expenses of 0.20%. Taking into account this voluntary waiver and rebate of 0.20%, the Portfolio’s total annual operating expenses for Class A, Class C, Class I, Class R and Class W shares would have been 1.17%, 1.69%, 0.94%, 1.38% and 1.23%, respectively.

(8)	Other expenses for Class R and Class W shares are annualized based on the expenses paid from March 31, 2008 (commencement of operation) through October 31, 2008. Other expenses for Class R and Class W shares are expected to be the same as the other share classes in future years.

While Class C, Class R and Class W shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fees.  Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of the Portfolio. Please consult your financial representative for more information regarding any such fees.

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The FX Alpha Plus Strategy Portfolio

Investment Objective

An investment objective of total return through a combination of income and capital appreciation.

  The FX Alpha Plus Strategy Portfolio seeks to provide total return.

Principal Investment Strategies

  Morgan Stanley Investment Advisors Inc., the Portfolio’s “Investment Adviser,” and Morgan Stanley Investment Management Limited, the Portfolio’s “Sub-Adviser,” use a quantitative currency selection process. The process is driven by rigorous quantitative research that screens the Investment Adviser’s and Sub-Adviser’s universe of currencies. The Investment Adviser and Sub-Adviser seek total return through the construction of a portfolio that benefits from changes in the relative valuations of one currency to another currency. Through the use of its investment strategy, the Investment Adviser and the Sub-Adviser seek to generate total return regardless of the direction of currency exchange rate movements or other major market indices.

The investment process is based on proprietary quantitative models. The investment process comprises three main steps: (1) screening the currencies within the investment universe to determine if they are suitable for the Portfolio, (2) using proprietary risk control models to identify currencies with desirable volatility, correlation and interest rate differentials for inclusion in the Portfolio and (3) daily portfolio monitoring.

The Portfolio will attempt to target an estimated VaR of 6.00%. VaR is a measure used to estimate the maximum value of a portfolio that can be lost over a specified time period given a specific probability under normal conditions. Accordingly, the Investment Adviser and Sub-Adviser seek to manage the Portfolio so that, under normal market conditions with a confidence level of 95%, the Portfolio should not lose more than 6.00% of its net asset value in a given 12-month period. The VaR is recalculated daily by reference to the Portfolio’s then current net asset value. There is no guarantee that the Investment Adviser’s and Sub-Adviser’s use of such VaR measurements will be successful and result in lower targeted losses.

At least 80% of the Portfolio’s assets will be exposed to foreign currency through currency forwards and other currency transactions. A foreign currency refers to any currency other than the U.S. dollar.

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The Investment Adviser and the Sub-Adviser expect to diversify the Portfolio’s currency exposure among a variety of currencies, including currencies of developed and developing countries, including emerging market countries, and may take positions in currencies representing long or short exposures to the currencies with respect to the U.S. dollar. The Portfolio will realize capital appreciation to the extent that currency prices move in a direction favorable to the Portfolio and the fair market value of currency positions held by the Portfolio increase. Income will be generated from the Portfolio’s money market securities as described below. The Portfolio will not engage in short selling of securities. The two major categories of Portfolio investments include:

Currency Transactions.  The Portfolio will invest in currency spot, forward and non-deliverable forward transactions. A currency spot transaction is a cash-settled contract to buy or sell immediately a specified quantity of currency for physical settlement in no more than two days. A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price. Currency forwards generally may be used to increase or reduce exposure to currency price movements. A non-deliverable currency forward transaction is a synthetic short-term forward contract on a thinly traded or non-convertible foreign currency, where the profit or loss is the difference between a specified exchange rate and the spot rate at the time of settlement. NDFs allow investors to hedge or gain exposure to local currency movements of markets without actually dealing in the underlying markets. The demand for NDFs arises principally out of regulatory and liquidity issues in the underlying currency. NDFs, in particular, are used to gain exposure to foreign currencies which are not internationally traded and do not have a forward market for foreign investors. All currency transactions will be cash-settled in U.S. dollars. In certain less developed countries, NDFs may be relatively illiquid. The Portfolio will utilize NDFs only to the extent consistent with its overall restrictions on investments in illiquid securities in excess of 15% of the Portfolio’s net assets.

The currency market is worldwide, rapidly changing and the largest and most liquid market in the world. The currency market is an inter-bank or inter-dealer market based on the vast network of hundreds of major banks and dealers across the globe. Additionally, it is an OTC market, meaning that transactions are conducted between any counter parties that agree to trade via the telephone or an electronic network. The currency market is unique in that it has no fixed location or centralized exchange, as do many stock markets. Dealers often advertise, negotiate and transact based upon exchange rates obtained directly or via distribution networks. The currency market is a true 24-hour market, five days a week, with dealers in every major time zone.

Money Market Instruments.  The Portfolio may invest in money market instruments of U.S. and foreign financial and non-financial corporations, obligations of foreign governments and obligations of the U.S. Government and its agencies and instrumentalities, which will be used to seek to generate income and serve as collateral for the Portfolio’s investments in foreign currency forward contracts. The Portfolio’s money market investments may include commercial paper, corporate debt obligations, funding agreements, debt obligations (including certificates of deposit and promissory notes) of U.S. banks or foreign banks, or U.S. branches of foreign banks, or foreign branches of U.S. banks (such as Yankee obligations), certificates of deposit of savings banks and savings and loan organizations, variable rate master demand notes (including tax-exempt variable rate demand notes), other affiliated and non-affiliated money market funds, asset-backed securities and repurchase agreements.

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The Portfolio may also invest in exchange-traded and OTC options, futures and other currency derivative instruments when the Investment Adviser and the Sub-Adviser believe that they afford a more cost efficient means of obtaining exposure to currencies than forward contracts.

* * *

In pursuing the Portfolio’s investment objective, the Investment Adviser and the Sub-Adviser have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis and which trading strategies they use. For example, the Investment Adviser and the Sub-Adviser in their discretion may determine to use some permitted trading strategies while not using others.

Principal Risks

  General.  There is no assurance that the Portfolio will achieve its investment objective. The Portfolio’s share price and return will fluctuate with changes in the market value of the Portfolio’s investment securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

The Portfolio may be appropriate for you if you are pursuing a currency component to your portfolio, are willing to accept price fluctuations in your investments, are willing to tolerate the risks associated with investments in foreign currencies and have a time horizon of 12 months or longer.

Currency Risk.  The currency markets are highly volatile. Prices in these markets are influenced by, among other things, changing supply and demand for a particular currency, which can be influenced by investment and trading activities of mutual funds, hedge funds and currency funds; trade; fiscal, money and domestic or foreign exchange control programs and policies; and changes in domestic and foreign interest rates. Currency prices may also be influenced by changes in balance of payment and trade, domestic and foreign rates of inflation, international trade restrictions and currency devaluations and revaluations. Extreme price movements in the value of currencies have also occurred as a result of general market forces, without any action having been taken by governments.

Governments from time to time intervene, directly and by regulation, in currency markets, with the specific intention of influencing currency exchange rates. The effect of government intervention is often heightened by a group of governments acting in concert and, in several instances, a group of governments acting through their central banks has caused the value of a particular currency to change substantially overnight. It is possible that government regulation could adversely affect the Portfolio’s ability to terminate existing agreements or to realize amounts to be received under those agreements.

The currency market is a 24-hour market and therefore currency prices may change significantly in a manner adverse to the Portfolio on days or at times when shareholders or the Portfolio cannot effect transactions.

The market for some (or all) currencies may from time to time have low trading volume and become illiquid, which may prevent the Portfolio from effecting positions or from promptly liquidating unfavorable positions in such markets, thus subjecting the Portfolio to substantial losses. Transactions in OTC derivatives such as currency spot, forward and non-deliverable forward contracts may involve risk as there is no exchange on which to close out an open position, no standardization of contracts and each transaction is negotiated on an individual basis. There is no

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limitation on daily price movements or speculative positions. The principals who deal in these markets are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. It may be difficult or impossible to liquidate an existing position, to assess or value a position or to assess the exposure to risk.

Trading of OTC foreign exchange contracts and individuals or entities associated therewith are not registered with, or regulated by, any securities, commodities or other governmental authority. The benefits of such registration and regulation are not, and will not be, applicable or available to the Portfolio. Similarly, no governmental authority regulates the spot or forward currency markets. Consequently, there are no comparable regulatory requirements with respect to record keeping, financial responsibility or segregation of customer funds as exist with respect to exchange-traded contracts.

Value at Risk.  The use of VaR in managing the Portfolio, as described under “Principal Investment Strategies,” involves certain limitations and risks. For example, VaR uses historical data to estimate future events. In addition, the VaR calculation may not properly capture all possible market outcomes and the resulting effect on losses. VaR assumes a normal distribution which may not accurately reflect reality and may underestimate the probability of extreme events. Also, the use of a 95% confidence level does not account for losses that may occur beyond this level of confidence.

Counterparty Risk.  The Portfolio will be exposed to the credit of the counterparties to currency forwards and other derivative contracts and their ability to satisfy the terms of the agreements, which exposes the Portfolio to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Portfolio could experience delays in liquidating the positions and significant losses, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.

Leverage Risk.  Deposit requirements for currency forward contracts are a small percentage of the value of the contracts. Therefore, adverse changes in currency prices can result in losses substantially greater than the amounts invested in the currency contracts themselves.

Credit and Interest Rate Risks.  There are risks of investing in debt obligation investments. All debt obligations, such as money market securities, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Non-Diversification.  The risks of investing in the Portfolio will be intensified because the Portfolio is non-diversified, which means that it may invest in securities of a limited number of issuers. However, the Portfolio intends to pursue this strategy in a manner that will allow the Portfolio to qualify as a regulated investment company under the Code. As a result, the performance of a particular investment or a small group of investments may affect the Portfolio’s performance more than if the Portfolio were diversified.

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Other Risks.  The performance of the Portfolio also will depend on whether or not the Investment Adviser and the Sub-Adviser are successful in applying the Portfolio’s investment strategies. The Portfolio is also subject to other non-principal risks from its permissible investments, including the risks associated with its investments in options and futures, swaps and foreign securities. For more information about these risks, see the “Additional Risk Information” section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

Annual Total Return

This chart shows the performance of the Portfolio’s Class A shares over the past calendar year.

  The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio’s past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

Annual Total Return — Calendar Year

The bar chart reflects the performance of Class A shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.57% (quarter ended September 30, 2008) and the lowest return for a calendar quarter was −5.59% (quarter ended December 31, 2008).

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Average Annual Total Returns (as of December 31, 2008)

Average Annual
Total Returns

This table compares the Portfolio’s average annual total returns with those of an index that represents a broad measure of market performance over time. The Portfolio’s returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

		Past 1 Year	Life of Fund

Class A1 —	Return Before Taxes	−9.82%	−6.74%

	Return After Taxes on Distributions[2]	−10.00%	−7.00%

	Return After Taxes on Distributions and Sale of Fund Shares	−6.38%	−5.86%

Class C1 —	Return Before Taxes	7.77%	−4.68%

Class I1* —	Return Before Taxes	−5.86%	−3.55%

LIBOR[3]		2.35%	3.09%

Class R1,4	Return Before Taxes	—	—

Class W1,4	Return Before Taxes	—	—

*	Effective March 31, 2008, Class D shares were renamed Class I shares.

(1)	Classes A, C and I commenced operations on August 15, 2007. Classes R and W commenced operations on March 31, 2008.

(2)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(3)	LIBOR stands for London Interbank Offered Rate and is the interest rate, fixed daily, at which international banks charge each other to borrow funds in the London interbank market. LIBOR is frequently used as a the base for resetting rates on floating − rate securities. The LIBOR overnight (O/N) rate is most widely used as a short term benchmark and represents the rate for balances held from one day until the next business day. The Index is unmanaged and its returns do not include and sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)	Class R and Class W had not completed a full calendar year of operations as of December 31, 2008 and therefore Class R and Class W did not have annualized return information to report. Return information for the Portfolio’s Class R and Class W shares will be shown in the Average Annual Total Returns Table in future prospectuses offering the Portfolio’s Class R and Class W shares after the Portfolio’s Class R and Class W shares have return information to report. Class R and Class W shares would have had similar annual returns to the returns for Class A, but returns for Class R and Class W would generally have been lower as expenses of Class R and Class W are higher.

Included in the table above are the after-tax returns for the Portfolio’s Class A shares. The after-tax returns for the Portfolio’s other Classes will vary from the Class A shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

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Fees and Expenses

  The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio offers five Classes of shares: Classes A, C, I (formerly Class D shares), Class R and Class W. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Portfolio does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the “Share Class Arrangements” section for further fee and expense information.

Shareholder Fees

Shareholder Fees

These fees are paid directly from your investment.

	Class A		Class C		Class D	Class R	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	[1]	None		None	None	None

Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]		1.00%	[3]	None	None	None

Annual Portfolio Operating Expenses

Annual Portfolio Operating Expenses

These expenses are deducted from the Portfolio’s assets and are based on estimates for the current fiscal year.

	Class A	Class C	Class I	Class R		Class W
Advisory fee[4]	1.10%	1.10%	1.10%	1.10%		1.10%

Distribution and service (12b-1) fees[5]	0.24%	1.00%	None	0.50%		0.35%

Other expenses	0.34%	0.34%	0.34%	0.35%	[8]	0.43%	[8]

Total annual portfolio operating expenses[6,7]	1.68%	2.44%	1.44%	1.95%	[8]	1.88%	[8]

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, there is no performance fee adjustment, and the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

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	If You SOLD Your Shares:				If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$564	$908	$1,276	$2,308	$564	$908	$1,276	$2,308

Class C	$347	$761	$1,301	$2,776	$247	$761	$1,301	$2,776

Class I	$147	$456	$787	$1,724	$147	$456	$787	$1,724

Class R	$198	$612	$1,052	$2,275	$198	$612	$1,052	$2,275

Class W	$191	$591	$1,016	$2,201	$191	$591	$1,016	$2,201

(1)	Reduced for purchases of $50,000 or more.

(2)	Investments that are not subject to any sales charges at the time of purchase are subject to a CDSC of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)	Only applicable if you sell your shares within one year after purchase.

(4)	The advisory fee given above is the Portfolio’s annual base advisory fee. On a monthly basis, the base fee either will remain unadjusted or will be adjusted up or down depending upon the investment performance of the Portfolio’s shares during the most recent 12-month period. The base fee is adjusted (i) upward if the Portfolio’s return during the applicable 12-month period exceeds LIBOR plus 6.00% and (ii) downward if the Portfolio’s return during the applicable 12-month period is less than U.S. Dollar London Interbank Offering Rate (“LIBOR”) minus 6.00%. The upward or downward adjustment, if any, is 20% of the amount by which the Portfolio outperforms or underperforms LIBOR plus or minus 6.00%, respectively. The maximum or minimum adjustment over any 12-month period will be 0.550%. As a result, the Portfolio could pay an annualized advisory fee that ranges from 0.550% to 1.65% of the Portfolio’s average daily net assets. The performance adjustment for each class of shares will be based on the performance of the Class I shares. During the first 12 months of the Portfolio’s operations, the advisory fee will be charged at the base fee of 1.10% of the Portfolio’s average daily net assets, with no performance adjustment made. The first calculation of the performance fee will be as of the end of the 13th month after the Portfolio’s inception and, for the first calculation and all subsequent calculations, will be based on the Portfolio’s performance during the 12-month period ending as of that date. There was no performance adjustment accrued in the Portfolio for the fiscal year ended October 31, 2008.

(5)	The Portfolio has adopted a Rule 12b-1 Distribution Plan and a Shareholder Services Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class C, Class R and Class W shares in an amount each month up to an annual rate of 0.25%, 1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively.

(6)	The Investment Adviser has voluntarily agreed to waive total annual Portfolio operating expenses (excluding the performance adjustment, distribution and service (12b-1) fees and brokerage fees) so that total annual Portfolio operating expenses do not exceed 1.84% for Class A, 2.59% for Class C, 1.59% for Class I, 2.09% for Class R and 1.94% for Class W shares. The waiver may be terminated at any time.

(7)	The total annual Portfolio operating expenses disclosed above do not include the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class during the year ended October 31, 2008, which had a net effect on the Portfolio’s total annual operating expenses of 0.11%. Taking into account this rebate of 0.11%, the Portfolio’s total annual operating expenses for Class A, Class C, Class I, Class R and Class W shares would have been 1.57%, 2.33%, 1.33%, 1.84% and 1.77%, respectively.

(8)	Other expenses for Class R and Class W shares are annualized based on the expenses paid from March 31, 2008 (commencement of operation) through October 31, 2008. Other expenses for Class R and Class W shares are expected to be the same as the other share classes in future years.

While Class C, Class R and Class W shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Order Processing Fees.  Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of the Portfolio. Please consult your financial representative for more information regarding any such fees.

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 The FX Alpha Strategy Portfolio
 The FX Alpha Plus Strategy Portfolio

Additional Investment Strategy Information

  This section provides additional information relating to each Portfolio’s non-principal investment strategies.

Options and Futures.  The Portfolios may invest in futures with respect to currencies and currency indices, financial instruments and interest rate indices and may purchase and sell options on currencies and currency indices. Futures and options may be used to facilitate trading, to increase or decrease a Portfolio’s market exposure or to seek to protect against adverse movements in currency or securities prices.

Currency Swaps.  Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Defensive Investing.  The Portfolios may take temporary “defensive” positions in attempting to respond to adverse market conditions. A Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Portfolio’s principal investment strategies when the Investment Adviser and the Sub-Adviser believe it is advisable to do so.

Although taking a defensive posture is designed to protect the Portfolios from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective.

* * *

The percentage limitations relating to the composition of a Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. Each Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Additional Risk Information

  This section provides additional information relating to the non-principal risks of investing in each Portfolio.

Options and Futures.  If the Portfolio invests in futures on financial instruments, options on securities and securities indices, its participation in these markets may subject it to certain risks including, for example, the possible

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imperfect correlation between the price of options and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be OTC options, which are options negotiated with dealers; there is no secondary market for these investments.

Swaps.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the currency swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The currency swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized currency swap documentation. As a result, the swap market has become relatively liquid.

Foreign Securities.  Foreign securities have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolios to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Portfolio’s trades effected in those markets and could result in losses to a Portfolio due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Portfolios may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Portfolio Holdings

  A description of each Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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Fund Management

Morgan Stanley Investment Advisors Inc.

The Investment Adviser, together with its affiliated asset management companies, had approximately $393.2 billion in assets under management or supervision as of November 30, 2008.

  Each Portfolio has retained the Investment Adviser — Morgan Stanley Investment Advisors Inc. — to provide investment advisory services. The Investment Adviser has, in turn, contracted with the Sub-Adviser — Morgan Stanley Investment Management Limited — to invest each Portfolio’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser and Sub-Adviser are wholly-owned subsidiaries of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser’s address is 522 Fifth Avenue, New York, New York 10036.

The Sub-Adviser provides a broad range of portfolio management services to its clients. Its main business office is located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

Each Portfolio is managed within the Structured Products team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolios are Justin Simpson, a Managing Director of the Sub-Adviser, Chris Callan, an Executive Director of the Sub-Adviser, and Arunabh Mukherjee, a Vice President of the Sub-Adviser.

Mr. Simpson has been associated with the Sub-Adviser in an investment management capacity since November 2005 and began managing the Portfolios at their inception. Mr. Simpson is head of the Structured Products team. He joined Morgan Stanley in 1990 and has 18 years of investment industry experience. He was formerly director of interest rate and currency strategy and global economics and also had responsibility for the index and portfolio solutions team and the quantitative trading strategies team. Mr. Callan has been associated with the Sub-Adviser in an investment management capacity since March 2006 and began managing the Portfolios at their inception. Mr. Callan joined Morgan Stanley in 2004 and has nine years of investment industry experience. Mr. Callan joined the firm working with the FX quantity trading strategy team before joining the Structured Products team in 2006. Prior to this, he worked at Nikko Europe, Sanwa International and Bear Stearns International. Mr. Mukherjee has been associated with the Sub-Adviser in an investment management capacity since March 2006 and began managing the Portfolios at their inception. Mr. Mukherjee is a portfolio manager for FX and Commodities strategies on the Structured Products team. He joined Morgan Stanley in 2004 and has six years of investment experience. Prior to joining Morgan Stanley, he was an associate at JPMorgan, focusing on FX Options and Commodities. All members of the team are responsible for the overall execution of the strategy of the Fund.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each Portfolio.

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The composition of the team may change from time to time.

Each Portfolio pays the Investment Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Portfolio, and for Portfolio expenses assumed by the Investment Adviser. Each advisory fee is based on each Portfolio’s average daily net assets. For the fiscal year ended October 31, 2008, The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio accrued total compensation to the Investment Adviser amounting to 0.55% and 1.10%, respectively, of each Portfolio’s average daily net assets. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from each Portfolio.

The advisory fee for The FX Alpha Strategy Portfolio is determined by calculating a base fee of 0.55% of average daily net assets of the Portfolio and then applying a performance adjustment. The performance adjustment either increases or decreases the base fee, depending on how well the Portfolio has performed over the applicable performance period. The fee is adjusted upward if, during the most recent 12-month period, the Portfolio outperforms LIBOR plus 2.50% and adjusted downward if, during the most recent 12-month period, the Portfolio underperforms LIBOR minus 2.50%. The performance adjustment is 20% of the amount by which the Portfolio outperforms or underperforms LIBOR plus or minus 2.50%, respectively, during the applicable period. The maximum annualized performance adjustment rate is ±0.275% of the Portfolio’s average net assets over the applicable performance period. For example, assume LIBOR was 5.00% during the most recent 12-month period. The base fee will not be adjusted upward or downward if the Portfolio’s return for the most recent 12-month period is between 2.50% and 7.50%. If the Portfolio’s return exceeds 7.50%, the fee will be adjusted upward by 20% of such excess. The maximum fee adjustment upward of 0.275% will be made if the Portfolio’s return is 8.875% or higher. If the Portfolio’s return is below 2.50%, the fee will be adjusted downward by 20% of such amount. The maximum fee adjustment downward of 0.275% will be made if the Portfolio’s return is 1.125% or lower.

The advisory fee for The FX Alpha Plus Strategy Portfolio is determined by calculating a base fee of 1.10% of average daily net assets of the Portfolio and then applying a performance adjustment. The performance adjustment either increases or decreases the base fee, depending on how well the Portfolio has performed over the applicable performance period. The fee is adjusted upward if, during the most recent 12-month period, the Portfolio outperforms LIBOR plus 6.00% and adjusted downward if, during the most recent 12-month period, the Portfolio underperforms LIBOR minus 6.00%. The performance adjustment is 20% of the amount by which the Portfolio outperforms or underperforms LIBOR plus or minus 6.00%, respectively, during the applicable period. The maximum annualized performance adjustment rate is ±0.55% of the Portfolio’s average net assets over the applicable performance period. For example, assume LIBOR was 5.00% during the most recent 12-month period. The base fee will not be adjusted upward or downward if the Portfolio’s return for the most recent 12-month period is between −1.00% and 11.00%. If the Portfolio’s return exceeds 11.00%, the fee will be adjusted upward by 20% of such excess. The maximum fee adjustment upward of 0.55% will be made if the Portfolio’s return is 13.75% or higher. If the Portfolio’s return is below −1.00%, the fee will be adjusted downward by 20% of such amount. The maximum fee adjustment downward of 0.55% will be made if the Portfolio’s return is −3.75% or lower.

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Advisory fee	=	Base fee	+/−	Performance adjustment

The performance adjustment for each class of shares will be based on the performance of the Class I shares. The performance period is the most recent 12-month period. The performance adjustment rate is divided by twelve and multiplied by the Portfolio’s average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee. Because the performance fee adjustment is calculated over a rolling 12-month period, it is possible that a performance fee adjustment upward may be applicable even though a Portfolio did not outperform the applicable benchmark during the time a shareholder has held shares. Fees are based on past performance up to 12-months old and therefore new investors may pay higher fees for performance that has not benefited them. There was no performance adjustment accrued in the Portfolios for the fiscal year ended October 31, 2008

A discussion regarding the Board of Trustees’ approval of the investment advisory agreement and the sub-advisory agreement is available in each Portfolio’s annual report to shareholders for the period ended October 31, 2008.

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Shareholder Information

Pricing Portfolio Shares

  The price of each Portfolio’s shares (excluding sales charges), called “net asset value,” is based on the value of each Portfolio’s investment securities. While the assets of each Class of a Portfolio are invested in a single portfolio of securities, the net asset value of each Class of a Portfolio will differ because the Classes have different ongoing distribution fees.

The net asset value per share of each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange (“NYSE”) is open (or, on days when the NYSE closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the NYSE is closed.

The value of a Portfolio’s investment securities is based on the securities’ market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser and/or Sub-Adviser determine that a security’s market price is not accurate, an investment security is valued at its fair value, as determined under procedures established by the Fund’s Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, a Portfolio’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of each Portfolio’s securities may change on days when you will not be able to purchase or sell your shares.

For valuation purposes, investments stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

To the extent a Portfolio invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Portfolio’s net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

The value of investments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and you may not be able to purchase, redeem or exchange shares.

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An exception to each Portfolio’s general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities’ market value, these securities will be valued at their fair value.

How to Buy Shares

Contacting a
Financial Advisor

If you are new to the Morgan Stanley Funds for more information, call toll-free 1-800-869-NEWS.

  You may open a new account to buy Portfolio shares or buy additional Portfolio shares for an existing account by contacting your Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Portfolio. The Fund’s transfer agent, Morgan Stanley Trust (“Transfer Agent”), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Portfolios offer investors five Classes of shares: Classes A, C, I, R and W. Class I, R and W shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares you must specify which Portfolio you wish to purchase and when purchasing Portfolio shares, you must specify which Class of shares you wish to purchase.

When you buy Portfolio shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Portfolio shares for any reason.

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Minimum Investment Amounts

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Financial Advisor for further information about this service.

	Minimum Investment

Investment Options	Initial		Additional
Regular Account	$25,000		$100

Individual Retirement Account	$25,000		$100

EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$2,500	*	$100	*

*	Provided your schedule of investments totals $25,000 in 12 months.

There is no minimum investment amount if you purchase Portfolio shares through: (1) the Investment Adviser’s mutual fund asset allocation program; (2) a program, approved by the Fund’s distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund’s distributor: (i) qualified state tuition plans described in Section 529 of the Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Investment Adviser or its affiliates for their employees or the Fund’s Trustees; or (6) the reinvestment of dividends in additional Portfolio shares.

Investment Options for Certain Institutional and Other Investors/Class I, Class R and Class W Shares.  To be eligible to purchase Class I, Class R and Class W shares, you must qualify under one of the investor categories specified in the “Share Class Arrangements” section of this Prospectus.

Subsequent Investments Sent Directly to the Portfolio.  In addition to buying additional Portfolio shares for an existing account by contacting your Financial Advisor, you may send a check directly to the Fund to buy Portfolio shares. To buy additional shares in this manner:

■	Write a “letter of instruction” to the Fund specifying the Portfolio, the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■	Make out a check for the total amount payable to: Morgan Stanley FX Series Funds, [The FX Alpha Strategy/The FX Alpha Plus Strategy] Portfolio.

■	Mail the letter and check to Morgan Stanley Trust at P.O. Box 219885, Kansas City, MO 64121-9885.

■	Be sure to identify the name of the Portfolio and amount to be invested in the Portfolio.

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How to Exchange Shares

  Permissible Portfolio Exchanges.  You may exchange shares of any Class of a Portfolio for the same Class of any other continuously offered Multi-Class Fund that offers the applicable Class, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, Class Q shares of Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of a Portfolio without payment of sales charges (including contingent deferred sales charges (“CDSC”)) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund’s designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund’s current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds that are not currently being offered for purchase.

Exchange Procedures.  You can process an exchange by contacting your Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. “Processing” a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Portfolio may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See “Limitations on Exchanges.” The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges.  Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Portfolios employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Portfolios will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all

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telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Portfolio’s other exchange procedures described in this section.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Portfolios in the past.

Margin Accounts.  If you intend to pledge Portfolio shares in a margin account, contact your Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges.  If you exchange shares of the Portfolio for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Portfolio is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the “Tax Consequences” section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges.  Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolios or other Morgan Stanley Funds may result in a Portfolio rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder’s account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Portfolios reserve the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges.  See the “Share Class Arrangements” section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

  You can sell some or all of your Portfolio shares at any time. If you sell Class A or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures

Contact Your Financial Advisor	To sell your shares, simply call your Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

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Options	Procedures

By Telephone	You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.

Before processing a telephone redemption, keep the following information in mind:
■ You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
■ Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
■ Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
■ If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. ■ Proceeds must be made payable to the name(s) and address in which the account is registered.
■ You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
■ This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
■ Telephone redemption is available for most accounts other than accounts with shares represented by certificates.

If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Portfolio’s other redemption procedures described in this section.

By Letter	You can also sell your shares by writing a “letter of instruction” that includes:
■ your account number;
■ the name of the Portfolio;
■ the dollar amount or the number of shares you wish to sell;
■ the Class of shares you wish to sell; and
■ the signature of each owner as it appears on the account.

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Options	Procedures

By Letter (continued)	If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

Mail the letter to Morgan Stanley Trust at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund’s balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances.

To sign up for the systematic withdrawal plan, contact your Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Portfolio “distributions,” and ultimately may exhaust your account balance. A Portfolio may terminate or revise the plan at any time.

Payment for Sold Shares.  After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind.  If we determine that it is in the best interest of a Portfolio not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Portfolio. Such in kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

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Tax Considerations.  Normally, your sale of Portfolio shares is subject to federal and state income tax. You should review the “Tax Consequences” section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege.  If you sell Portfolio shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Portfolio shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales.  Each Portfolio reserves the right, on 60 days’ notice, to sell the shares of any shareholder (other than shares held in an individual retirement account (“IRA”) or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $25,000 in the account.

However, before a Portfolio sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts.  If you have pledged Portfolio shares in a margin account, contact your Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Distributions

Targeted Dividendssm

You may select to have your Portfolio distributions automatically invested in other Classes of Portfolio shares or Classes of another Morgan Stanley Fund that you own. Contact your Financial Advisor for further information about this service.

  Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as “distributions.” Each Portfolio earns interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio shareholders as “income dividend distributions.” Each Portfolio realizes capital gains whenever it sells securities or currencies for a higher price than it paid for them. These amounts may be passed along as “capital gain distributions.”

Each Portfolio declares income dividends separately for each Class. Distributions paid on Class A, Class I, Class R and Class W shares usually will be higher than for Class C shares because distribution fees that Class C shares pay are higher. Normally, income dividends are distributed to shareholders of The FX Alpha Strategy Portfolio quarterly and to shareholders of The FX Alpha Plus Strategy Portfolio semi-annually. Capital gains, if any, are usually distributed annually. Each Portfolio, however, may retain and reinvest any long-term capital gains. A Portfolio may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Portfolio.

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Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the appropriate Portfolio will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase shares of a Portfolio through a Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Portfolio Shares

  Frequent purchases and redemptions of Portfolio shares by Portfolio shareholders are referred to as “market-timing” or “short-term trading” and may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio’s assets, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, each Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio’s securities trade and the time as of which the Portfolio’s net asset value is calculated (“time-zone arbitrage”). For example, a market-timer may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Investments in certain securities, such as currency contracts, may be adversely affected by price arbitrage trading strategies.

The Portfolio’s policies with respect to valuing portfolio securities are described in “Shareholder Information — Pricing Portfolio Shares.”

Each Portfolio discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “How to Buy Shares,” “How to Exchange Shares” and “How to Sell Shares” sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Portfolio shares have

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in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund’s policies with respect to frequent purchases, redemptions and exchanges of Portfolio shares.

Omnibus accounts generally do not identify customers’ trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary’s customers. However, the Fund or the distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

  As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Portfolio.

Unless your investment in the Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

■	The Portfolio makes distributions; and

■	You sell Portfolio shares, including an exchange to another Morgan Stanley Fund.

Tax Status.  Each Portfolio intends to qualify as a “regulated investment company” for U.S. federal income tax purposes, which means that, among other things, each Portfolio must maintain sufficient levels of qualified assets and earn sufficient amounts of qualified income. While each Portfolio’s investment strategy of deriving income with respect to foreign currencies constitutes qualifying income under current law, that law could change. The IRS is authorized to issue regulations that exclude from qualifying income certain foreign currency gains not directly related to a fund’s principal business of investing in stock or securities. If the IRS were to issue such regulations, it could impact each Portfolio’s ability to qualify as a regulated investment company and could result in the Portfolios being treated as corporations subject to U.S. federal income tax, among other consequences. For more information, please see the “Taxation of the Portfolios and Shareholders” section in the Fund’s SAI.

Taxes on Distributions.  Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio.

If more than 50% of a Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio.

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Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales.  Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

  Each Portfolio offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered two Classes: Class A shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. Class I, Class R and Class W shares are offered only to limited categories of investors as described below. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee

A	Maximum 2.25% initial sales charge for The FX Alpha Strategy Portfolio and 4.00% initial sales charge for The FX Alpha Plus Strategy Portfolio reduced for purchases of $50,000 or more; shares purchased without an initial sales charge are generally subject to a 0.75% and 1.00% CDSC for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, if sold during the first 18 months.	0.25%

C	CDSC during first year is 0.75% and 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively.	0.75% and 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively.

I	None	None

R	None	0.50%

W	None	0.35%

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Financial Advisor or other authorized financial representative (or the Transfer Agent if you

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purchase shares directly through the Portfolio) at the time a purchase order (or in the case of Class A or Class C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley & Co. or other authorized dealer of Portfolio shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Portfolio) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Portfolio makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

 CLASS A SHARES    Class A shares are sold at net asset value plus an initial sales charge of up to 2.25% and 4.00% of the public offering price of The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively. The initial sales charge is reduced for purchases of $50,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 0.75% and 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, on sales made within 18 months after the last day of the month of purchase. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class C, Class R and Class W shares.

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The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges — the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

	Front-End Sales Charge — The FX Alpha Strategy Portfolio

Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $50,000	2.25%	2.30%

$50,000 but less than $100,000	2.00%	2.04%

$100,000 but less than $250,000	1.75%	1.78%

$250,000 but less than $500,000	1.50%	1.52%

$500,000 but less than $1 million	1.25%	1.27%

$1 million and over	0.00%	0.00%

	Front-End Sales Charge — The FX Alpha Plus Strategy Portfolio

Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $50,000	4.00%	4.17%

$50,000 but less than $100,000	3.50%	3.63%

$100,000 but less than $250,000	2.75%	2.83%

$250,000 but less than $500,000	2.25%	2.30%

$500,000 but less than $1 million	1.75%	1.78%

$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of a Portfolio, by combining, in a single transaction, your purchase with purchases of Class A shares of the Portfolio by the following related accounts:

■	A single account (including an individual, trust or fiduciary account).

■	A family member account (limited to spouse, and children under the age of 21).

■	Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■	Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■	Tax-exempt organizations.

■	Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege.  You will have the benefit of reduced sales charges by combining purchases of Class A shares of a Portfolio for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a “related account” is:

■	A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

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■	A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■	An IRA and single participant retirement account (such as a Keogh).

■	An UGMA/UTMA account.

Right of Accumulation.  You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Portfolio purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts, amounts to $50,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under “Combined Purchase Privilege” above.

Notification.  You must notify your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through a Portfolio) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley & Co. or other authorized dealer of Portfolio shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through a Portfolio) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of a Portfolio or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. Each Portfolio makes available, in a clear and prominent format, free of charge, on its web site, www. morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent.  The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written “Letter of Intent.” A Letter of Intent provides for the purchase of Class A shares of the Portfolio or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude a Portfolio (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because each Portfolio, the Transfer Agent and

35

any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers.  In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■	A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

■	Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund’s distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■	Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund’s distributor.

■	Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley’s Retirement Plan Solutions (“Morgan Stanley Eligible Plans”).

■	Insurance company separate accounts that have been approved by the Fund’s distributor.

■	Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■	Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons’ spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

36

Contingent Deferred Sales Charge
or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

 CLASS C SHARES    Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 0.75% and 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, on sales made within one year after the last day of the month of purchase. The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder’s Portfolio account that are not subject to a CDSC, followed by shares held the longest in the shareholder’s account.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $50,000 or more and for existing shareholders who hold over $50,000 in Morgan Stanley Funds.

CDSC Waivers.  A CDSC, if otherwise applicable, will be waived in the case of:

■	Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a “living trust”) or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a “joint living trust”); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

■	Sales in connection with the following retirement plan “distributions”: (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2 (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2 or (iii) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■	Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares

37

that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Fund’s distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Exchanging Shares Subject to a CDSC.  There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class C shares of a Portfolio for less than one year, exchanged to Class C of another Multi-Class Fund for another year, then sold your shares, a CDSC rate of 0.75% or 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, would be imposed on the shares based on a one-year holding period of the other Multi-Class Fund. If you had exchanged the shares of a Portfolio for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 0.75% or 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

Distribution Fee.  Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.75% and 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A, Class R and Class W shares. Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

 CLASS I SHARES    Class I shares (formerly Class D shares) are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

■	Investors participating in the Investment Adviser’s or an affiliate’s mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

■	Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund’s distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

38

■	Certain investment programs that do not charge an asset-based fee and have been approved by the Fund’s distributor.

■	Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

■	Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

■	Certain other open-end investment companies whose shares are distributed by the Fund’s distributor.

■	Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases of their former Dean Witter Retirement Series accounts.

■	The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund’s Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of size of the investment).

Meeting Class I Eligibility Minimums.  To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Portfolios and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder’s other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

 CLASS R SHARES    Class R shares are offered without any sales charge on purchases or sales. Class R shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.50% of the average daily net assets of Class R shares. Class R shares are offered only to certain tax-exempt retirement plans (including 401(k) plans/457 plans, employee-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Individual retirement plans, such as IRAs, are not eligible to purchase Class R shares.

 CLASS W SHARES    Class W shares are offered without any sales charge on purchases or sales. Class W shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.35% of the average daily net assets of Class W shares. Class W shares are offered only to investors purchasing through investment programs managed by investment professionals, including discretionary managed account programs approved by the Fund’s distributor.

 NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS    If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

39

 PLAN OF DISTRIBUTION (RULE 12b-1 FEES)    Each Portfolio has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A and Class C shares and has adopted a Plan of Distribution and a Shareholder Services Plan in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class R and Class W shares. (Class I shares are offered without any 12b-1 fee.) The Plans allow each Portfolio to pay distribution and/or shareholder services fees for these shares. Because these fees are paid out of each Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

  The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Portfolios) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of shares of the Portfolios and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolios over other investment options. Any such payments will not change the net asset value or the price of the Portfolios’ shares. For more information, please see the Fund’s SAI.

40

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are incorporated by reference in the SAI from the Fund’s annual report, which is available upon request.

THE FX ALPHA STRATEGY PORTFOLIO

CLASS A SHARES

			For The Period
	For The Year		August 15, 2007∧
	Ended		Through
	October 31, 2008∧∧		October 31, 2007∧∧

Selected Per Share Data:
Net asset value, beginning of period	$30.03		$30.00

Income (loss) from investment operations:
Net investment income(1)	0.64		0.21
Net realized and unrealized loss	(0.46)		(0.12)

Total income from investment operations	0.18		0.09

Dividends and Distributions to shareholders from:
Net Investment Income	(0.37)		—
Paid-in-Capital	—		(0.06)

Total dividends and distributions	(0.37)		(0.06)

Net asset value, end of period	$29.84		$30.03

Total Return(2)	0.59%		0.25%

Ratios to Average Net Assets(3):
Expenses	1.17	%(5)	1.29	%(4)(6)
Net investment income	2.11	%(5)	3.38	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$19,659		$10,658

∧	Commencement of operations.

∧∧	On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

(1)	The per share amounts were computed using an average number of shares outstanding during the period.

(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)	Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(4)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

(5)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds and expense waiver during the period. The rebate and waiver had an effect of more than 0.20%.

(6)	If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 9.84% and (5.17)%.

41

Financial Highlights (Continued)

THE FX ALPHA STRATEGY PORTFOLIO

CLASS C SHARES

			For The Period
	For The Year		August 15, 2007∧
	Ended		Through
	October 31, 2008∧∧		October 31, 2007∧∧

Selected Per Share Data:
Net asset value, beginning of period	$30.00		$30.00

Income (loss) from investment operations:
Net investment income(1)	0.46		0.18
Net realized and unrealized loss	(0.44)		(0.15)

Total income from investment operations	0.02		0.03

Dividends and Distributions to shareholders from:
Net Investment Income	(0.23)		—
Paid-in-Capital	—		(0.03)

Total dividends and distributions	(0.23)		(0.03)

Net asset value, end of period	$29.79		$30.00

Total Return(2)	0.04%		0.13%

Ratios to Average Net Assets(3):
Expenses	1.69	%(5)	1.79	%(4)(6)
Net investment income	1.53	%(5)	2.88	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$17,654		$7,510

∧	Commencement of operations.

∧∧	On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

(1)	The per share amounts were computed using an average number of shares outstanding during the period.

(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)	Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(4)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

(5)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds and expense waiver during the period. The rebate and waiver had an effect of more than 0.20%.

(6)	If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 10.34% and (5.67)%.

42

THE FX ALPHA STRATEGY PORTFOLIO

CLASS I SHARES@@

			For The Period
	For The Year		August 15, 2007∧
	Ended		Through
	October 31, 2008∧∧		October 31, 2007∧∧

Selected Per Share Data:
Net asset value, beginning of period	$30.00		$30.00

Income (loss) from investment operations:
Net investment income(1)	0.69		0.24
Net realized and unrealized loss	(0.41)		(0.18)

Total income from investment operations	0.28		0.06

Dividends and Distributions to shareholders from:
Net Investment Income	(0.44)		—
Paid-in-Capital	—		(0.06)

Total Dividends and Distributions	(0.44)		(0.06)

Net asset value, end of period	$29.84		$30.00

Total Return(2)	0.82%		0.26%

Ratios to Average Net Assets(3):
Expenses	0.94	%(5)	1.04	%(4)(6)
Net investment income	2.29	%(5)	3.63	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$13,909		$2,626

∧	Commencement of operations.

∧∧	On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

(1)	The per share amounts were computed using an average number of shares outstanding during the period.

(2)	Calculated based on the net asset value as of the last business day of the period.

(3)	Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(4)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

(5)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds and expense waiver during the period. The rebate and waiver had an effect of more than 0.20%.

(6)	If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 9.59% and (4.92)%.

43

Financial Highlights (Continued)

THE FX ALPHA STRATEGY PORTFOLIO

	For The Period March 31, 2008@@@
	Through October 31, 2008∧∧
	Class R	Class W
	Shares	Shares

Selected Per Share Data:
Net asset value, beginning of period	$30.03	$30.03

Income (loss) from investment operations:
Net investment income(1)	0.23	0.26
Net realized and unrealized loss	(0.23)	(0.24)

Total income from investment operations	0.00	0.02

Dividends to shareholders from net investment income	(0.20)	(0.22)

Net asset value, end of period	$29.83	$29.83

Total Return(2)(5)	(0.02)%	0.05%

Ratios to Average Net Assets(3)(4)(6):
Expenses	1.38%	1.23%
Net investment income	1.31%	1.45%

Supplemental Data:
Net assets, end of period, in thousands	$100	$131

@@@	Date shares were first issued.

∧∧	On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

(1)	The per share amounts were computed using an average number of shares outstanding during the period.

(2)	Calculated based on the net asset value as of the last business day of the period.

(3)	Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(4)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds and expense waiver during the period. The rebate and waiver had an effect of more than 0.20%.

(5)	Not annualized.

(6)	Annualized.

44

THE FX ALPHA PLUS STRATEGY PORTFOLIO

CLASS A SHARES

			For The Period
	For The Year		August 15, 2007∧
	Ended		Through
	October 31, 2008∧∧		October 31, 2007∧∧

Selected Per Share Data:
Net asset value, beginning of period	$29.82		$30.00

Income (loss) from investment operations:
Net investment income(1)	0.51		0.18
Net realized and unrealized loss	(1.16)		(0.36)

Total loss from investment operations	(0.65)		(0.18)

Dividends and Distributions to shareholders from:
Net investment income	(0.33)		—
Paid-in-capital	(0.05)		—

Total dividends and distributions	(0.38)		—

Net asset value, end of period	$28.79		$29.82

Total Return(2)	(1.98)%		(0.80)%

Ratios to Average Net Assets(3):
Expenses	1.57	%(5)	1.84	%(4)(6)
Net investment income	1.72	%(5)	2.79	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$66,892		$35,681

∧	Commencement of operations.

∧∧	On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

(1)	The per share amounts were computed using an average number of shares outstanding during the period.

(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)	Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(4)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

(5)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of more than 0.11%.

(6)	If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 4.81% and (0.18)%.

45

Financial Highlights (Continued)

THE FX ALPHA PLUS STRATEGY PORTFOLIO

CLASS C SHARES

			For The Period
	For The Year		August 15, 2007∧
	Ended		Through
	October 31, 2008∧∧		October 31, 2007∧∧

Selected Per Share Data:
Net asset value, beginning of period	$29.76		$30.00

Income (loss) from investment operations:
Net investment income(1)	0.24		0.12
Net realized and unrealized loss	(1.11)		(0.36)

Total loss from investment operations	(0.87)		(0.24)

Dividends and Distributions to shareholders from:
Net investment income	(0.19)		—
Paid-in-capital	(0.05)		—

Total dividends and distributions	(0.24)		—

Net asset value, end of period	$28.65		$29.76

Total Return(2)	(2.71)%		(1.00)%

Ratios to Average Net Assets(3):
Expenses	2.33	%(5)	2.59	%(4)(6)
Net investment income	0.83	%(5)	2.04	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$61,098		$21,298

∧	Commencement of operations.

∧∧	On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

(1)	The per share amounts were computed using an average number of shares outstanding during the period.

(2)	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)	Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(4)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

(5)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of more than 0.11%.

(6)	If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment loss ratios would have been 5.56% and (0.93)%.

46

THE FX ALPHA PLUS STRATEGY PORTFOLIO

CLASS I SHARES@@

			For The Period
	For The Year		August 15, 2007∧
	Ended		Through
	October 30, 2008∧∧		October 31, 2007∧∧

Selected Per Share Data:
Net asset value, beginning of period	$29.73		$30.00

Income (loss) from investment operations:
Net investment income(1)	0.49		0.18
Net realized and unrealized loss	(0.89)		(0.45)

Total loss from investment operations	(0.40)		(0.27)

Dividends and Distributions to shareholders from:
Net investment income	(0.38)		—
Paid-in-capital	(0.05)		—

Total dividends and distributions	(0.43)		—

Net asset value, end of period	$28.90		$29.73

Total Return(2)	(1.58)%		(0.70)%

Ratios to Average Net Assets(3):
Expenses	1.33	%(5)	1.59	%(4)(6)
Net investment income	1.66	%(5)	3.04	%(4)(6)

Supplemental Data:
Net assets, end of period, in thousands	$26,396		$2,628

∧	Commencement of operations.

∧∧	On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

@@	Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

(1)	The per share amounts were computed using an average number of shares outstanding during the period.

(2)	Calculated based on the net asset value as of the last business day of the period.

(3)	Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(4)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of less than 0.005%.

(5)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of more than 0.11%.

(6)	If the Portfolio had borne all of its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been 4.56% and 0.07%.

47

Financial Highlights (Continued)

THE FX ALPHA PLUS STRATEGY PORTFOLIO

	For The Period March 31, 2008@@@
	Through October 31, 2008∧∧
	Class R	Class W
	Shares	Shares

Selected Per Share Data:
Net asset value, beginning of period	$29.43	$29.43

Income (loss) from investment operations:
Net investment income(1)	0.14	0.14
Net realized and unrealized loss	(0.59)	(0.57)

Total loss from investment operations	(0.45)	(0.43)

Dividends and Distributions to shareholders from:
Net investment income	(0.18)	(0.19)
Paid-in-capital	(0.05)	(0.05)

Total dividends and distributions	(0.23)	(0.24)

Net asset value, end of period	$28.75	$28.76

Total Return(2)(5)	(1.55)%	(1.44)%

Ratios to Average Net Assets(3)(4)(6):
Expenses	1.84%	1.77%
Net investment income	0.82%	0.82%

Supplemental Data:
Net assets, end of period, in thousands	$98	$304

@@@	Date shares were first issued.

∧∧	On June 13, 2008, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

(1)	The per share amounts were computed using an average number of shares outstanding during the period.

(2)	Calculated based on the net asset value as of the last business day of the period.

(3)	Reflects overall Portfolio ratios for investment income and non-class specific expenses.

(4)	Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds during the period. The rebate had an effect of more than 0.11%.

(5)	Not annualized.

(6)	Annualized

48

Notes

49

Notes (Continued)

50

Morgan Stanley Funds

EQUITY	FIXED INCOME
BLEND/CORE

Alternative Opportunities Fund
Dividend Growth Securities

DOMESTIC HYBRID

Balanced Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International Value Equity Fund
Pacific Growth Fund

GROWTH
Capital Opportunities Trust
Focus Growth Fund
Mid Cap Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
S&P 500 Index Fund

MULTI-CAP
U.S. Multi-Cap Alpha Fund

SPECIALTY

Commodities Alpha Fund
Convertible Securities Trust
FX Alpha Plus Strategy Portfolio
FX Alpha Strategy Portfolio
Global Infrastructure Fund
Health Sciences Trust
Natural Resource Development Securities
Real Estate Fund
Technology Fund

VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

TAXABLE SHORT TERM

Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities
Mortgage Securities Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*
TAXABLE

Liquid Asset Fund
U.S. Government Money Market Trust

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund’s prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*	Single-Class Fund(s)

Additional information about each Portfolio’s investments is available in the Fund’s Annual and Semiannual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

The Fund’s SAI also provides additional information about the Portfolios. The SAI is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund and the Portfolios or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/msim.

You also may obtain information about the Portfolios by calling your Financial Advisor or by visiting our Internet site.

Information about the Portfolios (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Ticker Symbols:
THE FX ALPHA STRATEGY PORTFOLIO

CLASS A:	FXAAX	CLASS C:	FXACX

CLASS I:	FXADX	CLASS R:	FXARX

CLASS W:	FXAWX

THE FX ALPHA PLUS STRATEGY PORTFOLIO

CLASS A:	FXPAX	CLASS C:	FXPCX

CLASS I:	FXPDX	CLASS R:	FXPRX

CLASS W:	FXPWX

(THE FUND’S INVESTMENT COMPANY ACT FILE NO. IS 811-22020)

Morgan Stanley Distributors Inc., member FINRA.
© 2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
FX Series Funds

Prospectus

February 27, 2009

FXAPRO-00  02/09

STATEMENT OF ADDITIONAL INFORMATION	Morgan Stanley
February 27, 2009	FX Series Funds

The FX Alpha Strategy Portfolio
The FX Alpha Plus Strategy Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. The Prospectus (dated February 27, 2009) for Morgan Stanley FX Series Funds may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley & Co. Incorporated at any of its branch offices.

The Fund’s audited financial statements for the fiscal year ended October 31, 2008, including notes thereto, and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund’s annual report. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
FX Series Funds
522 Fifth Avenue
New York, New York 10036
(800) 869-NEWS

Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

“Administrator ” or “Morgan Stanley Services ” — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

“Custodian ” — State Street Bank and Trust Company.

“Distributor ” — Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

“Financial Advisors ” — Morgan Stanley authorized financial services representatives.

“Fund ” — Morgan Stanley FX Series Funds, a registered open-end investment company.

“Independent Trustees ” — Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (“Investment Company Act”)) of the Fund.

“Investment Adviser ” — Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

“Morgan Stanley & Co. ” — Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

“Morgan Stanley Funds ” — Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

“Portfolio(s) ” — The separate investment portfolio(s) of the Fund, The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio.

“Sub-Adviser ” — Morgan Stanley Investment Management Limited, a wholly-owned subsidiary of Morgan Stanley.

“Transfer Agent ” — Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

“Trustees ” — The Board of Trustees of the Fund.

I.	FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on January 31, 2007.

II.	DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A.  Classification

The Fund is an open-end, non-diversified management investment company.

B.  Investment Strategies and Risks

The following discussion of each Portfolio’s investment strategies and risks should be read with the sections of the Fund’s Prospectus titled “Principal Investment Strategies,” “Principal Risks,” “Additional Investment Strategy Information” and “Additional Risk Information.”

Options and Futures Transactions.  Each Portfolio may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation (“OCC”). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

Risks of Options Transactions.  The successful use of options depends on the ability of the Sub-Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

A Portfolio’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that a liquid secondary market will exist.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Futures Contracts.  Each Portfolio may purchase and sell futures contracts that are traded on commodity exchanges.

A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin.  If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract, which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

Options on Futures Contracts.  Each Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Limitations on Futures Contracts and Options on Futures.  The Commodity Futures Trading Commission eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Portfolio, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund’s Prospectus or SAI. There is no overall limitation on the percentage of a Portfolio’s net assets which may be subject to a hedge position.

Risks of Transactions in Futures Contracts and Related Options.  The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a Portfolio’s portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Sub-Adviser may still not result in a successful hedging transaction.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

Options on Foreign Currencies.  The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

U.S. Treasury Obligations and U.S. Government Securities.  U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. Government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, which may or may not be backed by the full faith and credit of the U.S. Government. Some U.S. government securities are supported by the full faith and credit of the U.S. Treasury (such as in the case of those issued by the Government National Mortgage Association (“Ginnie Mae”)) through provisions in its charter that it may make “indefinite and unlimited” drawings on the Treasury, if needed to service its debt); others (such as those issued by the Federal Home Loan Banks) are not backed by the full faith and credit of the United States but are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances; others (such as those issued by the Federal National Mortgage Association (“Fannie Mae”)) are supported by the discretionary authority of the U.S. government to purchase certain obligations of the issuer to assist them in meeting their debt obligations; and others (such as those issued by the Federal Farm Credit System) by only the credit of the issuer.

If a U.S. government security is not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

An instrumentality is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

U.S. government securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. government securities also include zero coupon bonds. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed.

The Portfolios invest in U.S. Treasury Obligations and certain U.S. government securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include these issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Repurchase Agreements.  Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

When-Issued and Delayed Delivery Securities and Forward Commitments.  From time to time, each Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio’s assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on the Portfolio’s books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities.  Each Portfolio may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Sub-Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of a Portfolio’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Private Placements.  The Portfolios may invest in commercial paper issued in reliance on the so-called “private placement” exemption afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. Rule 144A permits the Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Sub-Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Portfolios. If a restricted security is determined to be “liquid,” the security will not be included within the category “illiquid securities,” which may not exceed 15% of each Portfolio’s net assets.

Foreign Investment.  Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Investment Adviser and Sub-Adviser endeavor to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of a Portfolio’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Investment Adviser may consider an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities.  An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that a Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund’s investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Currency Swaps.  A currency swap is a derivative in the form of an agreement to exchange the return generated by one currency for the return generated by another currency. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The currency swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the currency swap market has become relatively liquid.

A Portfolio will usually enter into currency swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a currency swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a currency swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Portfolio.

Currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

Use of Segregated and Other Special Accounts.  Many derivative transactions, in addition to other requirements, require that the Portfolios earmark or segregate cash and/or liquid securities to the extent Portfolio obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolios to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Portfolios must earmark or segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. Over-the-counter (“OTC”) options entered into by the Portfolios, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, as well as securities issued on a when issued or when, as and if issued basis will generally provide for cash settlement. As a result, when the Portfolios sell these instruments it will only earmark or segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. OCC issued and exchange listed options sold by the Portfolios other than those above generally settle with physical delivery, and the Portfolios will earmark or segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Portfolios must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Portfolios will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any. With respect to forward currency contracts, each Portfolio will segregate or earmark liquid assets in an amount equal to its daily net liability under its forward contracts.

Derivative transactions may be covered by other means when consistent with applicable regulatory policies. The Portfolios also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and derivative transactions. To the extent that a Portfolio segregates or earmarks liquid assets equal to its net obligations under its OTC options, swaps, forward currency contracts and other derivative contracts, the Portfolio employs leverage to a greater extent than if they were required to segregate or earmark liquid assets equal to the full notional amount of such contracts.

Loans of Portfolio Securities.  Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, each Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio employs an agent to implement the securities lending program and the agent receives a fee from the Portfolio for its services.

Each Portfolio may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the United States Securities and Exchange Commission (“SEC”) thereunder, which currently require that (i) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to market” on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receives a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but a Portfolio will retain the right to call any security in anticipation of a vote that the Investment Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Trustees. Each Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Borrowing.  Each Portfolio has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5%(taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, each Portfolio would be permitted to borrow money from banks in accordance with the Investment Company Act or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Portfolio may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Each Portfolio will only borrow when the Investment Adviser believes that such borrowings will benefit the Portfolio after taking into account considerations such as interest income and possible gains or losses upon liquidation. Each Portfolio will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities. The use of leverage also may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, each Portfolio may not issue any class of senior security, except that the Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Investment Company Securities.  Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds (“ETFs”). Each Portfolio may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio’s total assets in any one investment company, and no more than 10% in any combination of investment companies. Each Portfolio may invest in investment company securities of investment companies managed by the Investment Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates. In connection with any such investments, the Portfolio, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds (“ETFs”).  Each Portfolio may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), each Portfolio would bear its ratable share of that entity’s expenses. At the same time, each Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

C.  Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act, a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

Each Portfolio will not:

1.	Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.	Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolios may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

3.	Borrow money, except the Portfolios may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolios from the provisions of the Investment Company Act, as amended from time to time.

4.	Issue senior securities, except the Portfolios may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolios from the provisions of the Investment Company Act, as amended from time to time.

5.	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolios may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolios from the provision of the Investment Company Act, as amended from time to time.

6.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolios from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolios from the provisions of the Investment Company Act, as amended from time to time.

7.	Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

In addition, as a non-fundamental policy, which can be changed with Board approval and without shareholder vote, the Portfolios will not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

Notwithstanding any other investment policy or restriction, each Portfolio may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Portfolio.

Each Portfolio has an operating policy, which may be changed by the Fund’s Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

D.  Disclosure of Portfolio Holdings

Each Portfolio’s Board of Trustees, the Investment Adviser and the Sub-Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Investment Adviser and the Sub-Adviser may disclose information concerning portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Portfolio’s, the Investment Adviser’s and the Sub-Adviser’s fiduciary duties to Portfolio shareholders. Neither the Investment Adviser nor the Sub-Adviser may receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Portfolio. Consideration includes any agreement to maintain assets in the Portfolio or in other investment companies or accounts managed by the Investment Adviser, Sub-Adviser or by any affiliated person of the Investment Adviser or the Sub-Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Portfolio has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Portfolio shareholders receive non-public portfolio holdings information, except as described below.

Each Portfolio makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information quarterly, at least 30 calendar days after the end of each calendar quarter; and

•	top 10 (or top 15) holdings monthly, at least 15 business days after the end of each month.

Each Portfolio provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

Each Portfolio may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Portfolio and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Investment Adviser and the Sub-Adviser may provide interest lists to broker-dealers who execute securities transactions for the Portfolio without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser, the Sub-Adviser or any affiliate of the Investment Adviser or Sub-Adviser (the “MSIM Funds”) on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Portfolio shareholders may elect in some circumstances to redeem their shares of the Portfolio in exchange for their pro rata share of the securities held by the Portfolio. Under such circumstances, Portfolio shareholders may receive a complete listing of the holdings of the Portfolio up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Portfolio may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Portfolio may disclose portfolio holdings to transition managers, provided that the Portfolio has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Investment Adviser and/or the Portfolios have entered into ongoing arrangements to make available public and/or non-public information about the portfolio securities of each Portfolio, provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Portfolio, or owes a duty of trust or confidence to the Investment Adviser or the Portfolio, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (“PHRC”) or the Portfolio’s Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Portfolio’s Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board’s next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Investment Adviser and/or the Portfolio currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time

Service Providers
RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)
FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)
Morgan Stanley Trust(*)	Complete portfolio holdings	As needed	(2)
State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies
Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end
Standard & Poor’s(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag
Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end
Consultants and Analysts
Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end
Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end
Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end
CTC Consulting, Incorporated(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Hewitt Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end
Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end
Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Name	Information Disclosed	Frequency(1)	Lag Time

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end
PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end
Russell Investment Group/Russell/MellonAnalytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively
Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis	Approximately 10-12 days after quarter end
Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end
Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings(3)	Quarterly basis(5)	Approximately 10-12 days after quarter end
Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers
FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)	This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)	The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)	Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)	Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)	Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)	Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)	This information will also be provided upon request from time to time.

(6)	Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Investment Adviser, the Sub-Adviser or a Portfolio may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Portfolio’s independent registered public accounting firm (as of the Portfolio’s fiscal year end and on an as needed basis), (ii) counsel to the Portfolio (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and each Portfolio’s Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser and the Sub-Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Investment Adviser, the Sub-Adviser or the Portfolios receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a)  The PHRC, which will consist of executive officers of a Portfolio and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b)  The PHRC will periodically review and have the authority to amend as necessary a Portfolio’s portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c)  The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser and the Sub-Adviser employ to ensure that disclosure of information about portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of Portfolio shareholders, on the one hand, and those of the Investment Adviser, the Sub-Adviser, the Distributor or any affiliated person of a Portfolio, the Investment Adviser, the Sub-Adviser or the Distributor, on the other.

(d)  Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of a Portfolio’s Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

(e)  The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III.  MANAGEMENT OF THE FUND

A.	Board of Trustees

The Board of Trustees of each Portfolio oversees the management of the Portfolio, but does not itself manage the Portfolio. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Portfolio’s general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Portfolio in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Portfolio and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Portfolio and its shareholders.

B.	Management Information

Trustees and Officers.  The Board of the Portfolio consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Investment Adviser (the “Retail Funds”) and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan

Stanley AIP GP LP (the “Institutional Funds”). Nine Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser’s parent company, Morgan Stanley. These are the “non-interested” or “Independent” Trustees. The other Trustee (the “Interested Trustee”) is affiliated with the Investment Adviser.

Independent Trustees.  The Independent Trustees of the Portfolio, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2008) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Independent Trustees:

Number of
Portfolios
in Fund
Complex
	Position(s)	Length		Overseen by
Name, Age and Address	Held with	of Time	Principal Occupation(s)	Independent	Other Directorships Held
of Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee	by Independent Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de I’ Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

				Number of
				Portfolios
				in Fund
				Complex
	Position(s)	Length		Overseen by
Name, Age and Address	Held with	of Time	Principal Occupation(s)	Independent	Other Directorships Held
of Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee	by Independent Trustee

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.
Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

				Number of
				Portfolios
				in Fund
				Complex
	Position(s)	Length		Overseen by
Name, Age and Address	Held with	of Time	Principal Occupation(s)	Independent	Other Directorships Held
of Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee	by Independent Trustee

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.
Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Number of
Portfolios
in Fund
Complex
	Position(s)	Length		Overseen by
Name, Age and Address	Held with	of Time	Principal Occupation(s)	Independent	Other Directorships Held
of Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee	by Independent Trustee

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

The Trustee who is affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2008) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Number of
Portfolios
in Fund
Complex
	Position(s)	Length		Overseen by
Name, Age and Address of	Held with	of Time		Interested	Other Directorships Held by
Interested Trustee	Registrant	Served*	Principal Occupation(s) During Past 5 Years	Trustee	Interested Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

Executive Officers:

	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Sheri L. Schreck and Julien H. Yoo.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2008, is set forth in the table below.

Aggregate Dollar Range of Equity Securities
in All Registered Investment Companies
Overseen by Trustee in Family of
	Dollar Range of Equity Securities in the Fund	Investment Companies
Name of Trustee	(As of December 31, 2008)	(As of December 31, 2008)

Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	None	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees.  Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Insurance, Valuation and Compliance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Insurance, Valuation and Compliance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committee is an “interested person,” as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being “Independent Trustees” or individually, “Independent Trustee”). Each Independent Trustee is also “independent” from the Fund under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Trustees and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”

The Board formed an Insurance, Valuation and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Insurance, Valuation and Compliance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Insurance, Valuation and Compliance Committee is Michael Bozic. The Insurance, Valuation and Compliance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)	Equity – W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)	Fixed Income – Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)	Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund’s fiscal year ended October 31, 2008, the Board of Trustees held the following meetings:

Board of Trustees	9 meetings

Committee/Sub-Committee:	Number of meetings:

Audit Committee	4
Governance Committee	4
Insurance, Valuation and Compliance Committee	4
Insurance Sub-Committee	2
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	7
Money Market and Alternatives Sub-Committee	5

Advantages of Having Same Individuals as Trustees for the Retail Funds and Institutional Funds.  The Independent Trustees and the Fund’s management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

Trustee and Officer Indemnification.  The Fund’s Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund’s Board of Trustees. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

C.	Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund’s Trustees from the Fund for the fiscal year ended October 31, 2008 and the aggregate compensation payable to each of the funds’ Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2008.

Compensation(1)

		Aggregate	Total
	Aggregate	Compensation	Compensation
	Compensation	From FX	From the
	From FX Alpha	Alpha Plus	Fund Complex
Name of Independent Trustee:	Strategy Portfolio(2)	Strategy Portfolio(2)	Paid to Trustees(3)

Frank L. Bowman(2)	$69	$184	$215,000
Michael Bozic	73	194	230,000
Kathleen A. Dennis	69	184	215,000
Manuel H. Johnson	82	219	260,000
Joseph J. Kearns(2)	87	232	286,250
Michael F. Klein	69	184	215,000
Michael E. Nugent	126	337	400,000
W. Allen Reed(2)	69	184	215,000
Fergus Reid	73	194	241,250
Name of Interested Trustee:
James F. Higgins	63	168	200,000

(1)	Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
(2)	The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund’s fiscal year. The following Trustees deferred compensation from FX Alpha Strategy Portfolio and FX Alpha Plus Strategy Portfolio, respectively, during the fiscal year ended October 31, 2008: Mr. Bowman, $69, $184: Mr. Kearns, $43, $116: Mr. Reed, $69, $184.
(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2008 before deferral by the Trustees under the DC Plan. As of December 31, 2008, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns, Reed and Reid pursuant to the deferred compensation plan was $397,110, $761,543, $332,876 and $474,242, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Retail Funds (the “Adopting Funds”), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an “Eligible Trustee”) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to each of the Fund’s Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2008, and the estimated retirement benefits for the Independent Trustees, from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

	Retirement Benefits	Estimated Annual
	Accrued as Fund Expenses	Benefits Upon Retirement(1)
	By All	From All
Name of Independent Trustee:	Adopting Funds	Adopting Funds

Michael Bozic	$17,198	$45,874
Manuel H. Johnson	18,179	67,179
Michael E. Nugent	3,512	60,077

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

PRINCIPAL HOLDERS OF SECURITIES

As of February 2, 2009, the following persons or entities owned, beneficially or of record, 5% or more of outstanding shares of the followed Classes of each Portfolio.

FX Alpha Strategy Portfolio

	Name and Address	% of Class

Class A:	Morgan Stanley & Co.	78.65%
	Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311

Class C:	Morgan Stanley & Co.	94.09%
	Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311

Class I:	Charles Schwab & Co. Inc.	30.72%
	Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151

Class R:	Morgan Stanley Investment Advisors Inc.	100%
	Attn: Anthony Paciente, Controllers One Tower Bridge 100 Front Street West Conshohocken, PA 19428-2800

Class W:	Morgan Stanley Investment Advisors Inc.	76.53%
	Attn: Anthony Paciente, Controllers One Tower Bridge 100 Front Street West Conshohocken, PA 19428-2800

	Charles Schwab & Co. Inc.	23.47%
	Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151

FX Alpha Plus Strategy Portfolio

	Name and Address	% of Class

Class A:	Morgan Stanley & Co.	72.06%
	Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311

Class C:	Morgan Stanley & Co.	91.63%
	Harborside Financial Center Plaza Two, 3rd Floor Jersey City, NJ 07311

Class I:	Charles Schwab & Co. Inc.	59.05%
	Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151

	Morgan Stanley Alternative Opportunities Fund	6.83%
	Attn: Fund Accounting Group Harborside Financial Center Plaza Two, Jersey City, NJ 07311

Class R:	Morgan Stanley Investment Advisors Inc.	100%
	Attn: Anthony Paciente, Controllers One Tower Bridge 100 Front Street West Conshohocken, PA 19428-2800

Class W:	Charles Schwab & Co. Inc.	96.18%
	Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151

The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding. The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to “control” (as that term is defined in the Investment Company Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

As of the date of this SAI, the aggregate number of shares of beneficial interest of each Portfolio owned by each Portfolio’s officers and Trustees as a group was less than 1% of each Portfolio’s shares of beneficial interest outstanding.

V.  INVESTMENT ADVISORY AND OTHER SERVICES

A.	Investment Adviser, Sub-Adviser and Administrator

The Investment Adviser to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, New York 10036. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley and an affiliate of the Investment Adviser, provides a broad range of portfolio management services to its clients. Its main business office is located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England.

The Investment Adviser provides investment advisory services pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Pursuant to the Investment Advisory Agreement with the Investment Adviser, The FX Alpha Strategy Portfolio pays the Investment Adviser a base fee of 0.55% of average daily net assets of the Portfolio and then applies a performance adjustment. The performance adjustment either increases or decreases the advisory fee, depending on how well the Portfolio has performed over the applicable performance period. The base fee is adjusted upward if, during the most recent 12-month period, the Portfolio outperforms LIBOR plus 2.50% and adjusted downward if, during the most recent 12-month period, the Portfolio underperforms LIBOR minus 2.50%. The performance adjustment is 20% of the amount by which the Portfolio outperforms or underperforms LIBOR plus or minus 2.50%, respectively, during the applicable period. The maximum or minimum adjustment over any 12-month period is ±0.275% of the Portfolio’s average net assets over the applicable performance period.

The advisory fee for The FX Alpha Plus Strategy Portfolio is determined by calculating a base fee of 1.10% of average daily net assets of the Portfolio and then applying a performance adjustment. The performance adjustment either increases or decreases the advisory fee, depending on how well the Portfolio has performed over the applicable performance period. The base fee is adjusted upward if, during the most recent 12-month period, the Portfolio outperforms LIBOR plus 6.00% and adjusted downward if, during the most recent 12-month period, the Portfolio underperforms LIBOR minus 6.00%. The performance adjustment is 20% of the amount by which the Portfolio outperforms or underperforms LIBOR plus or minus 6.00%, respectively, during the applicable period. The maximum adjustment over any 12-month period is ±0.55% of the Portfolio’s average net assets over the applicable performance period.

The performance adjustment for each class of shares will be based on the performance of the Class I shares. The performance period is the most recent 12-month period. The performance adjustment rate is divided by twelve and multiplied by the Portfolio’s average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the base fee.

For the fiscal period August 15, 2007 (commencement of operations) through October 31, 2007 and for the fiscal year ended October 31, 2008, The FX Alpha Strategy Portfolio accrued total compensation under the Investment Advisory Agreement in the amounts of $9,480 and $317,855, respectively. For the fiscal period August 15, 2007 (commencement of operations) through October 31, 2007 and for the fiscal year ended October 31, 2008, The FX Alpha Plus Strategy Portfolio accrued total compensation under the Investment Advisory Agreement in the amounts of $50,448 and $1,709,153, respectively.

The administration services provided to each Portfolio are provided by Morgan Stanley Services Company Inc. (the “Administrator”), a wholly-owned subsidiary of the Investment Adviser, pursuant to an administration agreement (the “Administration Agreement”) entered into by the Fund and the Administrator. Pursuant to the Administration Agreement, each Portfolio pays the Administrator an annual fee of 0.08% of each Portfolio’s average daily net assets.

For the period August 15, 2007 (commencement of operations) through October, 31, 2007 and for the fiscal year ended October 31, 2008, The FX Alpha Strategy Portfolio accrued total compensation under the Administration Agreement in the amounts of $1,379 and $46,233, respectively. For the fiscal period August 15, 2007 (commencement of operations) through October 31, 2007 and for the fiscal year ended October 31, 2008, The FX Alpha Plus Strategy Portfolio accrued total compensation under the Administration Agreement in the amounts of $3,669 and $124,302, respectively.

Pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser has been retained, subject to the overall supervision of the Investment Adviser and the Trustees of the Portfolios, to continuously furnish investment advice concerning individual security selections and asset allocations and to manage the Portfolios. As compensation for its service, the Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees it receives from the Portfolios.

For the period August 15, 2007 (commencement of operations) through October 31, 2007 and for the fiscal year ended October 31, 2008, the Investment Adviser accrued total compensation under the Sub-Advisory Agreement in the amounts of $0 and $147,824, respectively. For the fiscal period August 15, 2007 (commencement of operations) through October 31, 2007 and for the fiscal year ended October 31, 2008, the Investment Adviser accrued total compensation under the Sub-Advisory Agreement in the amounts of $0 and $855,585, respectively.

The Investment Adviser has voluntarily agreed to waive the FX Alpha Strategy’s total annual portfolio operating expenses (excluding the performance adjustment, distribution and service (12b-1) fees and brokerage fees) so that total annual portfolio operating expenses do not exceed 1.29% for Class A, 1.79% for Class C, 1.04% for Class I, 1.54% for Class R and 1.39% for Class W shares. The waiver may be terminated at any time.

The Investment Adviser has voluntarily agreed to waive the FX Alpha Plus Strategy’s total annual portfolio operating expenses (excluding the performance adjustment, distribution and service (12b-1) fees and brokerage fees) so that total annual portfolio operating expenses do not exceed 1.84% for Class A, 2.59% for Class C, 1.59% for Class I, 2.09% for Class R and 1.94% for Class W shares. The waiver may be terminated at any time.

B.	Principal Underwriter

The Fund’s principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund’s shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley & Co., which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund’s shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund’s shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund’s shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.	Services Provided by the Investment Adviser, Sub-Adviser and Administrator

The Investment Adviser manages each Portfolio’s business affairs and supervises the investment of each Portfolio’s assets. The Sub-Adviser manages the investment of each Portfolio’s assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of each Portfolio in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund’s books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the Administrator under the Administration Agreement or by the Distributor will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund’s general administration expenses allocated based on the asset sizes of the Portfolios. The expenses of each Portfolio will be allocated among the five Classes of shares pro rata based on the net assets of the Portfolio attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plans of Distribution and Shareholder Services Plan pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Portfolios’ shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser or the Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser or the Sub-Adviser); fees and expenses of the Fund’s independent registered public accounting firm; membership dues of industry associations; interest on Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); all other expenses attributable to a particular portfolio; and all other costs of the Fund’s operation properly payable by the Fund and allocable on the basis of size to the respective Portfolios. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D.	Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.	Rule 12b-1 Plans

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act with respect to its Class A and Class C shares and has adopted a Plan of Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the Investment Company Act with respect to its Class R and Class W shares (the “Plans”). Pursuant to the Plans, each Class, other than Class I (formerly Class D shares), pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 0.75%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively, for The FX Alpha Strategy Portfolio; and 0.25%, 1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively, for The FX Alpha Plus Strategy Portfolio.

The Distributor also receives the proceeds of front-end sales charges (“FSCs”) and of contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans. The Distributor has informed each Portfolio that it and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the period August 15, 2007 (commencement of operations) through October 31, 2007 and for the fiscal year ended October 31, 2008, in approximate amounts as provided in the table below.

	August 15, 2007
FX Alpha Strategy Portfolio	through October 31, 2007			October 31, 2008

Class A	FSCs	:(1)	$88,086	FSCs	:(1)	$135,705
	CDSCs	:	$0	CDSCs	:	$30,418
Class C	CDSCs	:	$387	CDSCs	:	$30,155

(1)	FSCs apply to Class A only.

	August 15, 2007
FX Alpha Plus Strategy Portfolio	through October 31, 2007			October 31, 2008

Class A	FSCs	:(1)	$631,976	FSCs	:(1)	$828,707
	CDSCs	:	$0	CDSCs	:	$86,973
Class C	CDSCs	:	$0	CDSCs	:	$83,123

(1)	FSCs apply to Class A only.

The entire fee payable by Class A and a portion of the fees payable by each of Class C, Class R and Class W each year pursuant to the Plans equal to 0.25% of such Class’ average daily net assets are currently each characterized as a “service fee” under the Rules of the Financial Industry Regulatory Authority (“FINRA”) (of which the Distributor is a member). The “service fee” is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an “asset-based sales charge” as such is defined by the Rules of FINRA.

Under the Plans and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plans and the purpose for which such expenditures were made. For the fiscal year ended October 31, 2008, Class A, Class C, Class R and Class W shares of The FX Alpha Strategy Portfolio accrued payments under the Plans amounting to $45,799, $131,511, $294 and $215, respectively, which amounts are equal to 0.23%, 0.75%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and

Class W, respectively, for the fiscal period. For the fiscal year ended October 31, 2008, Class A, Class C, Class R and Class W shares of The FX Alpha Plus Strategy Portfolio accrued payments under the Plans amounting to $179,315, $564,321, $295 and $431, respectively, which amounts are equal to 0.24%, 1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class C, Class R and Class W, respectively, for the fiscal period.

The Plans were adopted in order to permit the implementation of the Fund’s method of distribution. Under this distribution method each Portfolio offers five Classes, each with a different distribution arrangement.

With respect to Class A shares of each Portfolio, Morgan Stanley & Co. compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 2.25% and 4.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

With respect to Class C shares of each Portfolio, Morgan Stanley & Co. compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 0.75% and 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, of the amount sold and, commencing in the 13th month after the sale of such Class C shares, an annual residual commission, currently up to 0.75% and 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, of the current value of the respective accounts for which they are the Financial Advisors of record.

The gross sales credit is a charge which reflects commissions paid by Morgan Stanley & Co. to its Financial Advisors and Morgan Stanley & Co. Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley & Co. branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

The distribution fee that the Distributor receives from each Portfolio under the Plans, in effect, offsets distribution expenses incurred under the Plans on behalf of the Portfolio (“carrying charge”). These expenses may include the cost of Portfolio-related educational and/or business-related trips or payment of Portfolio-related educational and/or promotional expenses of Financial Advisors.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the each Portfolio’s Class A, Class C, Class R and Class W shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, for each Portfolio, in the case of Class A, and 0.75% and 1.00% for The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, respectively, in the case of Class C, 0.50% in the case of Class R and 0.35% in the case of Class W, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A, Class C, Class R and Class W will be reimbursable under the Plans. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of each Portfolio, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor’s commitment to promoting the distribution of the Portfolios’ Class A and Class C shares.

With respect to The FX Alpha Strategy Portfolio and The FX Alpha Plus Strategy Portfolio, the amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plans during the fiscal period ended October 31, 2008 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses of the Distributor.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plans in any calendar year in excess of 0.25% or 0.75% and 1.00%, 0.50% or 0.35% for The FX Alpha Strategy Portfolio and The FX Alpha Strategy Plus Portfolio, respectively, of the average daily net assets of Class A, Class C, Class R and Class W shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A, Class C, Class R and Class W distribution expenses incurred by the Distributor under the Plans or on any unreimbursed expenses due to the Distributor pursuant to the Plans. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plans and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plans are terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

The Distributor has advised the Portfolios that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2008 (end of the calendar year).

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plans except to the extent that the Distributor, the Investment Adviser or Sub-Adviser, Morgan Stanley & Co., Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plans or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plans should be continued. Prior to approving the Plans, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plans, including that: (a) the Plans are believed to be essential in order to give Portfolio investors a choice of alternatives for payment of distribution and service charges and could help the Portfolio grow and potentially avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. could not establish and (2) the benefits each Portfolio had obtained, was obtaining and would be likely to obtain under the Plans, including that: (a) the Plans are essential in order to give Portfolio investors a choice of alternatives for payment of distribution and service charges and to enable the Portfolio to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. could not establish and maintain an effective system for distribution, servicing of Portfolio shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plans to each Portfolio and its shareholders. Based upon their review, the

Trustees, including each of the Independent Trustees, determined that continuation of the Plans would be in the best interest of the Portfolios and would have a reasonable likelihood of continuing to benefit the Portfolios and their shareholders.

The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the affected Portfolio, and all material amendments to the Plans must also be approved by the Trustees. The Plans may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than 30 days’ written notice to any other party to the Plans. So long as the Plans are in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.	Other Service Providers

(1)  Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Trust is the Transfer Agent for each Portfolio’s shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2)  Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of each Portfolio’s assets. Any Portfolio’s cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2009) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund’s independent registered public accounting firm is responsible for auditing the annual financial statements.

(3)  Affiliated Persons

The Transfer Agent is an affiliate of the Investment Adviser, the Sub-Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent’s responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G.	Fund Management

Other Accounts Managed by the Portfolio Manager

As of October 31, 2008:

Justin Simpson managed five registered investment companies with a total of approximately $65.1 million in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Chris Callan managed 16 registered investment companies with a total of approximately $1.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Arunabh Mukherjee managed 13 registered investment companies with a total of approximately $1.8 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Investment Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser and/or Sub-Adviser have adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation.  Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Adviser.

Discretionary compensation.  In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub-Adviser or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Adviser or their affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three-and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser and/or Sub-Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of October 31, 2008, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

With respect to FX Alpha Strategy Portfolio:

Justin Simpson: None(1)
Chris Callan: None
Arunabh Mukherjee: None

With respect to FX Alpha Plus Strategy Portfolio:

Justin Simpson: $100,001-$500,00
Chris Callan: None
Arunabh Mukherjee: None

H.	Codes of Ethics

The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

(1) Not included in the table above, the portfolio manager has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

I.	Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (“MSIM”).

A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our website at www.morganstanley.com/msim. The Fund’s proxy voting record is also available without charge on the SEC’s website at www.sec.gov.

J.	Revenue Sharing

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to Morgan Stanley & Co. and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and retention of Portfolio shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and other Intermediaries for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley & Co., these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)	On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley & Co. receives a gross sales credit of up to 1.00% of the amount sold.*

(2)	On Class A and C shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

•	An amount up to 0.11% of the value (at the time of sale) of gross sales of such shares; and

•	An ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares, which is paid only to the extent assets held in certain Morgan Stanley Funds exceed $9 billion.

(3)	On Class I shares held directly in Morgan Stanley & Co.’s traditional brokerage accounts or held in non-Morgan Stanley & Co. accounts where Morgan Stanley & Co. is designated by purchasers as broker-dealer of record:

*  Commissions or transaction fees paid when Morgan Stanley & Co. or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

•	a gross sales credit of 0.25% of the amount sold and up to 0.15% of the total average monthly net asset value of such shares; or

•	an ongoing annual fee in an amount up to 35% of the management fee the Investment Adviser receives based on the average daily net assets of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)	On Class A, C and I shares held in taxable accounts through any fee-based advisory program offered by Morgan Stanley & Co., an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)	On any shares held in an account through certain 401(k) platforms including platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)	On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)	On Class A and C shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

(3)	On Class I shares held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

•	a gross sales credit of 0.25% of the amount sold; and

•	an ongoing annual fee in an amount up to 0.15% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% o f the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley & Co. or other Intermediaries may provide Morgan Stanley & Co. or other Intermediaries with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley & Co. or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of a Portfolio or the amount that each Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

A.	Brokerage Transactions

Subject to the general supervision of the Trustees, the Investment Adviser and the Sub-Adviser are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

For the fiscal year ended October 31, 2008, the Portfolios did not pay any brokerage commissions, including brokerage commissions paid to affiliated broker-dealers.

B.	Commissions

Pursuant to an order issued by the SEC, the Portfolios are permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund’s Investment Adviser.

During the fiscal year ended October 31, 2008, the Portfolios did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

C.	Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser and/or the Sub-Adviser are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which they act as investment adviser and/or sub-adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser and/or the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser and/or the Sub-Adviser rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. Each Portfolio anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement each Portfolio’s policies, the Investment Adviser and/or the Sub-Adviser effect transactions with those broker-dealers that they believe provide the most favorable prices and are capable of providing efficient executions. The Investment Adviser and/or the Sub-Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund, the Investment Adviser and/or the Sub-Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Where a particular item (such as proxy services) has both research and non-research related uses, the Investment Adviser and/or the Sub-Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and may pay for the portion of the cost allocated to research uses with commissions. In certain instances, the Investment Adviser and/or the Sub-Adviser may instruct certain brokers to pay for research provided by executing brokers or third-party research providers, which are selected independently by the Investment Adviser and/or Sub-Adviser. The information and services received by the Investment Adviser and/or the Sub-Adviser from broker-dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly or at all. To the extent that the Investment Adviser and/or Sub-Adviser receive these services from broker-dealers, the Investment Adviser and/or Sub-Adviser will not have to pay for these services themselves.

The Investment Adviser, the Sub-Adviser and certain of their affiliates each currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as an investment adviser to others. It is the practice of the Investment Adviser, the Sub-Adviser and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among the Portfolios and clients whose assets they manage in such manner they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Portfolios and other client accounts. The Investment Adviser, the Sub-Adviser and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.	Directed Brokerage

During the fiscal year ended October 31, 2008, the Portfolios did not pay any brokerage commissions to brokers because of research services provided.

E.	Regular Broker-Dealers

During the fiscal year ended October 31, 2008, the Portfolios of the Fund did not purchase any securities issued by issuers which were among the ten brokers or ten dealers which executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class A, Class C, Class R and Class W bear expenses related to the distribution of their respective shares.

The Fund’s Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. Other than Classes A, C, D, R and W of the Portfolios, the Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund’s property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund’s assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

A.	Purchase/Redemption of Shares

Information concerning how Portfolio shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund’s Prospectus.

Suspension of Redemptions.  Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent.  With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder’s authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares.  In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability.  Most Fund shareholders hold their shares with Morgan Stanley & Co. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B.	Offering Price

The Fund’s Class C and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund’s Distributor, Morgan Stanley & Co. and other authorized dealers as described in Section “V. Investment Advisory and Other Services-E. Rule 12b-1 Plan.” The price of Portfolio shares, called “net asset value,” is based on the value of the Portfolio’s portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Portfolio’s securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Portfolio’s net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser or Sub-Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Portfolios’ portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio’s net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.  TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS

U.S. Federal Income Taxes

The following is a summary of material U.S. federal income tax consequences that may be relevant to a stockholder acquiring, holding and disposing of common shares of each Portfolio. This discussion addresses only U.S. federal income tax consequences to stockholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances. This discussion also does not address all of the tax consequences that may be relevant to stockholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers and traders in securities, tax-exempt or tax-deferred plans, accounts, or entities, U.S. stockholders whose functional currency is other than the U.S. dollar or stockholders who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable U.S. tax laws as of the date of this prospectus; U.S. tax law may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Portfolios, including the applicable U.S. federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Each Portfolio intends to continue to elect to be treated and to continue to qualify each year as a “regulated investment company” under Subchapter M of the Code, and this discussion assumes that each Portfolio will qualify as a regulated investment company.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of each Portfolio’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies or other income derived with respect to its business of investing in such securities or currencies; and (b) each Portfolio diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of each Portfolio’s assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of each Portfolio’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of each Portfolio’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses. Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the 90% gross income requirement. For the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership. In addition, no more than 25% of the value of a regulated investment company’s total assets may be invested in the securities of one or more qualified publicly traded partnerships.

Under current law, gains from foreign currency transactions are qualifying income for purposes of the 90% gross income requirement described above. The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a fund’s principal business of investing in stock or securities. No such regulations have been issued to date. There is no assurance, however, that regulations will not be issued in the future that could treat some or all of each Portfolio’s foreign currency gains as non-qualifying income, thereby potentially jeopardizing each Portfolio’s status as a RIC for all years to which the regulations are applicable.

If for any taxable year each Portfolio did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by each Portfolio to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of each Portfolio’s current or accumulated earnings and profits. If each Portfolio qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, each Portfolio distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). Each Portfolio intends to distribute annually all or substantially all of its investment company taxable income and net capital gain.

Each Portfolio generally will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and 98% of its capital gain net income (the excess of short-and long-term capital gains over short-and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Generally, each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income, prior to the end of each calendar year to avoid liability for this federal excise tax, but can give no assurances that all such liability will be eliminated.

If any net capital gains are retained by each Portfolio for reinvestment, requiring federal income taxes to be paid thereon by each Portfolio, each Portfolio will elect to treat such capital gains as having been distributed to stockholders. As a result, each stockholder will be required to report such capital gains as long-term capital gains, will be able to claim its share of U.S. federal income taxes paid by each Portfolio on such gains as a credit or refund against its own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of its Portfolio shares by the difference between its share of such gains and the related credit or refund.

In general, assuming that each Portfolio has sufficient earnings and profits, each Portfolio’s dividends from investment company taxable income will be taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends will be taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the stockholder has held shares of each Portfolio. Distributions by each Portfolio in excess of each Portfolio’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the stockholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to stockholders annually.

Each Portfolio does not expect that it will distribute “qualified dividend income” to stockholders.

Each Portfolio’s dividends and distributions generally will not qualify for any dividends received deduction that might otherwise be available for certain dividends received by stockholders that are corporations.

Dividends and distributions declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by each Portfolio and received by each such stockholder in December of the year in which the dividend was declared. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Special tax rules may change the normal treatment of gains and losses recognized by each Portfolio when it makes certain investments, including options, futures transactions, and stock of non-U.S. corporations classified as “passive foreign investment companies” and “controlled foreign corporations.” These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by each Portfolio.

Each Portfolio may make other investments in which it recognizes income or gain prior to receiving cash with respect to such investments. For example, each Portfolio may invest in bonds issued with “original issue discount” for U.S. federal income tax purposes. To the extent that each Portfolio makes such investments, it may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that each Portfolio may make required distributions to its stockholders.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the common stockholders. Generally, a stockholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long-and short-term capital gains of corporate stockholders at the rates applicable to ordinary income. For individual taxpayers, however, long-term capital gains are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%. Absent further Congressional action, the tax rate applicable to long-term capital gains will return to 20% for tax years beginning on or after January 1, 2011.

No loss will be allowed on the redemption, sale or exchange of common shares if the stockholder purchases other common shares of a Portfolio (whether through reinvestment of distributions or otherwise) or the stockholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of a Portfolio within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares. For purposes of determining a stockholder’s holding period for shares, the holding period is suspended for any periods during which the stockholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

Stockholders who borrow money to buy Portfolio shares may not be permitted to deduct the interest on such borrowings. Under U.S. federal income tax rules, Portfolio shares may be treated as having been bought with borrowed money even if the purchase of the Portfolio shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holders.

Each Portfolio may be required to withhold taxes on certain dividends paid to stockholders who have not provided each Portfolio with their correct taxpayer identification numbers (which, in the case of individual stockholders, are normally their Social Security numbers), or are otherwise subject to back-up withholding.

Foreign Currency Transactions

Each Portfolio will pursue its investment objective in large part by purchasing foreign currencies and entering into currency spot and forward contracts on currencies. In general, gain or loss from (i) the disposition of foreign currencies, and (ii) certain financial instruments, including forward contracts, attributable to fluctuations in exchange rates that occur between the date of acquisition and the date of settlement or disposition of such instruments will be treated as ordinary income or loss. To the extent (x) foreign currency contracts are capital assets in the hands of a Portfolio and are not part of a straddle transaction and (y) each Portfolio makes a timely election, each Portfolio will recognize capital gain or loss. The FX Alpha Plus Strategy Portfolio intends to make this election. The FX Alpha Strategy Portfolio does not intend to make this election. To the extent that the underlying currencies for the currency spot and forward contracts are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange, such contracts may be subject to special rules regarding the character and timing of the income realized; such gains and losses would be marked to market annually and would be characterized as 60% long-term capital gains or losses, and 40% short-term capital gains or losses.

Foreign Stockholders

A “foreign investor” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate trust. Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder’s income from each Portfolio is “effectively connected” with a United States trade or business carried on by the stockholder.

If the foreign investor’s income from a Portfolio is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net short-term capital gains will generally be subject to a 30% (or lower treaty rate) United States withholding tax. Each Portfolio is not required to withhold any amounts of distributions to foreign investors with respect to taxable years of a Portfolio beginning before January 1, 2010 that are properly designated by the Portfolio as “short-term capital gain dividends” or “qualified interest income,” provided that the income would not be subject to federal income tax if earned directly by the foreign investor. Distributions of net realized long-term capital gains, amounts retained by the Portfolio that are designated as undistributed capital gains and gains realized upon the sale of shares of the Portfolio will not be subject to U.S. tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Portfolio shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by a Portfolio not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Portfolio, since the Portfolio will incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Portfolio that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. A foreign investor may be required to establish it is not a U.S. person in order to avoid backup withholding tax on payments that would not otherwise be subject to the 30% withholding tax described above. Backup withholding is not a separate tax and may be refunded to a foreign stockholder; however, a foreign stockholder would generally have to file a U.S. tax return to claim this refund.

If a foreign investor is a resident alien or if dividends or distributions from a Portfolio are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by a Portfolio that are designated as undistributed capital gains and any gains realized upon the sale of shares of a Portfolio will be subject to U.S. income tax at the rates applicable to U.S. persons, and a foreign investor that is a corporation may also be subject to an additional 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to claim treaty benefits. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from a Portfolio is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in a Portfolio.

Notices

Stockholders will be notified annually by a Portfolio as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Portfolio to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Portfolio to its stockholders during the preceding taxable year.

X.  UNDERWRITERS

The Portfolios’ shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled “Principal Underwriter” and “Rule 12b-1 Plans.”

XI.	PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended October 31, 2008

FX Alpha Strategy Portfolio

	Inception		Life of
Class	Date	1 Year	Portfolio

Class A	08/15/2007	-1.68%	-1.18%
Class C	08/15/2007	-0.70%	0.14%
Class I	08/15/2007	0.82%	0.89%
Class R	03/31/2008	—	-0.02%
Class W	03/31/2008	—	0.05%

FX Alpha Plus Strategy Portfolio

	Inception		Life of
Class	Date	1 Year	Portfolio

Class A	08/15/2007	-5.90%	-5.52%
Class C	08/15/2007	-3.67%	-3.05%
Class I	08/15/2007	-1.58%	-1.87%
Class R	03/31/2008	—	-1.55%**
Class W	03/31/2008	—	-1.44%**

Average annual returns assuming NO deduction of sales charge
Period Ended October 31, 2008

FX Alpha Strategy Portfolio

	Inception		Life of
Class	Date	1 Year	Portfolio

Class A	08/15/2007	0.59%	0.69%
Class C	08/15/2007	0.04%	0.14%
Class I*	08/15/2007	0.82%	0.89%
Class R	03/31/2008	—	-0.02%**
Class W	03/31/2008	—	0.05%**

FX Alpha Plus Strategy Portfolio

	Inception		Life of
Class	Date	1 Year	Portfolio

Class A	08/15/2007	-1.98%	-2.29%
Class C	08/15/2007	-2.71%	-3.05%
Class I*	08/15/2007	-1.58%	-1.87%
Class R	03/31/2008	—	-1.55%**
Class W	03/31/2008	—	-1.44%**

Aggregate total returns assuming NO deduction of sales charge
Period Ended October 31, 2008

FX Alpha Strategy Portfolio

	Inception		Life of
Class	Date	1 Year	Portfolio

Class A	08/15/2007	0.59%	0.84%
Class C	08/15/2007	0.04%	0.17%
Class I*	08/15/2007	0.82%	1.08%
Class R	03/31/2008	—	-0.02%
Class W	03/31/2008	—	0.05%

FX Alpha Plus Strategy Portfolio

	Inception		Life of
Class	Date	1 Year	Portfolio

Class A	08/15/2007	-1.98%	-2.77%
Class C	08/15/2007	-2.71%	-3.68%
Class I*	08/15/2007	-1.58%	-2.27%
Class R	03/31/2008	—	-1.55%
Class W	03/31/2008	—	-1.44%

*	Effective March 31, 2008, Class D shares were renamed Class I shares.

**	Performance for periods less than one year are not annualized.

After taxes on Distributions and Redemptions

	Inception
	Date		Life of
Portfolio	of Class	1 Year	Portfolio

FX Alpha Strategy Portfolio	08/15/2007	-1.09%	-1.20%
FX Alpha Plus Strategy Portfolio	08/15/2007	-3.83%	-4.85%

Average annual after-tax returns assuming deduction of maximum sales charge
Class A
Period Ended October 31, 2008

FX Alpha Strategy Portfolio

	Inception		Life of
Calculation Methodolgy	Date	1 Year	Portfolio

After taxes on distributions	08/15/2007	-2.10%	-1.53%
After taxes on distributions and redemptions	08/15/2007	-1.09%	-1.20%

FX Alpha Plus Strategy Portfolio

	Inception		Life of
Calculation Methodolgy	Date	1 Year	Portfolio

After taxes on distributions	08/15/2007	-6.26%	-5.81%
After taxes on distributions and redemptions	08/15/2007	-3.83%	-4.85%

XII. FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended October 31, 2008, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund’s annual report. A copy of the Fund’s Annual Report to Shareholders must accompany the delivery of this SAI.

XIII. FUND COUNSEL

Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund’s legal counsel.

* * * * *

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Appendix A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds — collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services — RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

7.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

8.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

9.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

10.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

11.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.

C.	Statutory Auditor Boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	Corporate Transactions and Proxy Fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	Changes in Capital Structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G.	Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	Executive and Director Remuneration.

1.	We generally support the following:

•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

6.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

7.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

8.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

I.	Social, Political and Environmental Issues.

We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.

The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.

The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

[APPENDIX A and APPENDIX B of the Proxy Voting Policy intentionally omitted.]

Revised February 5, 2009.